SCHEDULE 14A INFORMATION
            PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                    SECURITIES EXCHANGE ACT OF 1934
                     (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                             SUN MICROSYSTEMS, INC.
            ------------------------------------------------
            (Name of Registrant as Specified in Its Charter)

                                   REGISTRANT
  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) or Schedule 14A

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transactions applies:

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(2)  Aggregate number of securities to which transactions applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

----------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

----------------------------------------------------------------------------

(5)  Total fee paid:

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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing party:

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(4)  Date filed:

---------------------------------------
(A) Set forth the amount on which the filing fee is calculated and state how it was determined.-------------------------------------

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                            SUN MICROSYSTEMS, INC.
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 1, 1995

TO THE STOCKHOLDERS:

   NOTICE IS HEREBY GIVEN that the 1995 Annual Meeting of Stockholders of Sun Microsystems, Inc. ("Company"), a Delaware corporation, will be held at the Company's Menlo Park offices at 11 Network Circle (Building 11, Crossroads Conference Room, #2150), Willow Road at Bayfront Expressway, Menlo Park,
California on Wednesday, November 1, 1995, at 9:00 a.m., for the following purposes:

        1. To elect directors to serve for the ensuing year and until their successors are elected.

        2. To approve an amendment to the Company's 1990 Employee Stock Purchase Plan in order to increase the number of shares of Common Stock reserved for issuance thereunder by 3,900,000 shares to an aggregate of 11,450,000 shares.

        3. To approve an amendment to the 1990 Long-Term Equity Incentive Plan in order to increase the number of shares of Common Stock reserved for issuance thereunder by 12,100,000 shares to an aggregate of 25,350,000 shares.

        4. To approve the Company's Section 162(m) Performance-Based Executive Bonus Plan.

        5. To transact such other business as may properly come before the meeting and any adjournment(s) thereof.

   Only stockholders of record at the close of business on September 5, 1995 are entitled to notice of and to vote at the Annual Meeting.

   All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person, even though he or she has returned a Proxy.


                                     Michael H. Morris,
                                     Secretary


Mountain View, California
September 20, 1995



                            YOUR VOTE IS IMPORTANT
             IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING,
         YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY
        AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                            SUN MICROSYSTEMS, INC.
                               PROXY STATEMENT
                INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

   The enclosed Proxy is solicited on behalf of Sun Microsystems, Inc. ("Company") for use at the 1995 Annual Meeting of Stockholders ("Annual Meeting") to be held Wednesday, November 1, 1995, at 9:00 a.m., local time, and at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's offices at 11 Network Circle (Building 11, Crossroads Conference Room, #2150), Willow Road at Bayfront Expressway, Menlo Park, California (see map on back cover). The Company's principal executive offices are located at 2550 Garcia Avenue, Mountain View, California 94043 and its telephone number is (415) 960-1300. These proxy solicitation materials were mailed on or about September 20, 1995, to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE AND OUTSTANDING SHARES

   Stockholders of record at the close of business on September 5, 1995 (the "Record Date"), are entitled to notice of and to vote at the meeting. At such Record Date, 94,976,613 shares of the Company's Common Stock, $0.00067 par value, were outstanding. The closing sales price for the Company's Common Stock on the Record Date, as reported by the Nasdaq National Market, was $59.875 per share. The Company was aware of the following beneficial owners of more than 5% of its Common Stock as of the Record Date:


                                             NUMBER OF    PERCENTAGE
         NAME AND ADDRESS                     SHARES       OF CLASS
         ----------------                    -----------   -----------
         FMR Corp.(1) ....................   12,323,868     12.98%
          Devonshire Street
          Boston, MA 02109-3614

         Lazard Freres & Co.(2) ..........    5,185,120      5.46%
          One Rockefeller Plaza
          New York, N.Y. 10020

--------------------
(1) Based on information obtained from a Schedule 13G filed with the Securities and Exchange Commission dated February 10, 1995. Represents shares beneficially owned by (i) FMR Corp. through its wholly-owned subsidiaries Fidelity Management & Research Company, a registered investment advisor ("Fidelity") and Fidelity Management Trust Company, a "bank" under the Securities Exchange Act of 1934 ("FMTC"); (ii) certain investment companies for which Fidelity serves as an investment advisor (the "Funds"); (iii) certain institutional accounts for which FMTC serves as an investment manager (the "Institutional Accounts"); (iv) Fidelity America Special Situations Trust ("FASST") for which Fidelity serves as investment sub-advisor; (v) Fidelity Investment Services Limited ("FIL") serving as investment advisor to FASST; and (vi) Edward C. Johnson 3d, as Chairman of FMR Corp. and through certain members of his family by virtue of their controlling interest as a group of the voting stock of FMR Corp. Fidelity, FMTC and FIL each is the beneficial owner of 10,799,900 shares, 1,446,068 shares and 78,300 shares (including 400 shares owned by FASST), respectively, or 11.37%, 1.52% and 0.08%, respectively, of the outstanding shares of Common Stock as of the date above. Mr. Johnson and FMR Corp., through its control of Fidelity, each has sole dispositive power of 10,799,500 shares owned by the Funds. FIL, FMR Corp., through its control of Fidelity, and FASST each has sole power to vote and dispose of the 400 shares held by FASST. Mr. Johnson and FMR Corp., through its control of FMTC, has sole dispositive power over 1,446,068 shares and sole power to vote or direct voting of 1,010,968 shares and no power to vote or direct voting of 435,100 shares owned by the Institutional Accounts. Neither FMR Corp. nor Mr. Johnson has the sole power to vote or direct the voting of the shares owned directly by the Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by Funds' Boards of Trustees.

(2) Based on information obtained from a Schedule 13G filed with the Securities and Exchange Commission dated February 15, 1995. Lazard Freres & Co. is a registered investment advisor. Includes sole voting power with respect to 4,055,910 shares and sole dispositive power with respect to 5,173,920 shares.

REVOCABILITY OF PROXIES

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

   On all matters other than the election of directors, each share has one vote. See "Election of Directors--Vote Required." See also "Amendment to 1990 Employee Stock Purchase Plan--Vote Required", "Amendment to 1990 Long-Term Equity Incentive Plan--Vote Required" and "Approval of Section 162(m) Performance-Based Executive Bonus Plan--Vote Required."

   The cost of soliciting proxies will be borne by the Company. The Company has retained the services of Skinner & Co. to aid in the solicitation of proxies from brokers, bank nominees and other institutional owners. The Company estimates that it will pay Skinner & Co. a fee not to exceed $5,000 for its services and will reimburse Skinner & Co. for certain out of pocket expenses estimated to be not more than $10,000. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

   Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 1996 Annual Meeting of Stockholders must be received by the Company no later than May 23, 1996, in order to be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting.

                                  PROPOSAL I
                            ELECTION OF DIRECTORS

GENERAL

   A board of seven directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's seven nominees named below, all of whom are currently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting (neither of which events is expected), the proxies will be voted for such nominee as shall be designated by the current Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will ensure the election of as many of the nominees listed below as possible and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

VOTE REQUIRED

   Every stockholder voting for the election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors (seven) to be elected multiplied by the number of shares held by such stockholder on the Record Date or may distribute the stockholder's votes on the same principle among as many candidates as the stockholder thinks fit, provided that votes cannot be cast for more than seven candidates. However, no stockholder shall be entitled to cumulate votes unless such candidate's name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the meeting prior to the voting of the intention to cumulate the stockholder's votes.

   A quorum comprising the holders of the majority of the outstanding shares of Common Stock on the Record Date must be present or represented by proxy for the transaction of business at the Annual Meeting. If a quorum is present, the seven nominees receiving the highest number of votes will be elected to the Board of Directors, whether or not such number of votes represents a majority of the votes cast. Votes withheld and broker non-votes will be counted for purposes of determining the presence or absence of a quorum but have no other effect under Delaware law in the election of directors.

   The term of office of each person elected as a director will continue until the next Annual Meeting or until his or her successor has been elected and qualified.

   MANAGEMENT RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED BELOW.

NOMINEES

   The names of the nominees, their ages at the Record Date and certain other information about them are set forth below.

  NAME OF NOMINEE      AGE                 PRINCIPAL OCCUPATION                  DIRECTOR SINCE
------------------    ----  -------------------------------------------------    --------------
Scott G. McNealy  ... 40    Chairman of the Board of Directors, President and
                            Chief Executive Officer, Sun Microsystems, Inc.          1982
L. John Doerr ....... 44    General Partner, Kleiner Perkins Caufield &
                            Byers, a venture capital investment firm                 1982
Judith L. Estrin  ... 40    President, Chief Executive Officer and
                            Director, Precept Software, Inc., a networking
                            software company                                         1995
Robert J. Fisher  ... 41    Executive Vice President, Chief Financial
                            Officer and Director, The Gap, Inc.,
                            a retail clothing company                                1995
Robert L. Long  ..... 58    Independent Management Consultant                        1988
M. Kenneth Oshman ... 55    Chairman of the Board of Directors, President and
                            Chief Executive Officer, Echelon Corporation, a
                            provider of control network technologies                 1988
A. Michael Spence ... 51    Dean, Graduate School of Business,
                            Stanford University                                      1990

   Except as set forth below, each of the nominees has been engaged in his or her principal occupation set forth above during the past five years. There is no family relationship between any director and any executive officer of the Company.

   Mr. Doerr is also a director of Intuit, Inc., Macromedia, Inc., Netscape Communications Corporation and Shiva Corporation.

   Ms. Estrin was appointed to the Company's Board of Directors on August 9, 1995. She has served as the President and Chief Executive Officer of Precept Software, Inc. since March 1995. From September 1994 to March 1995, Ms. Estrin was a Computer Industry Consultant. From October 1993 to September 1994, Ms. Estrin was the Chief Executive Officer of Network Computing Devices, Inc. ("NCD"), a supplier of X-terminals and PC-to-UNIX connectivity software. From July 1988 to October 1993, Ms. Estrin served as the Executive Vice President of NCD. Ms. Estrin is also on the Board of Directors of Federal Express Corporation and Rockwell International, Inc.

   Mr. Fisher was appointed to the Company's Board of Directors on August 9, 1995. He has served as Executive Vice President and Chief Financial Officer of The Gap, Inc. (the "Gap") since July 1993. From August 1992 to July 1993 he served as Executive Vice President and Chief Operating Officer of the Gap. Prior to such time, since 1980, Mr. Fisher was employed in various management positions in the Gap's finance, inventory management and merchandising divisions, including (from August 1989 to August 1992) President of Banana Republic, a division of the Gap. Mr. Fisher was elected to the Gap's Board of Directors in 1990.

   Mr. Long retired from Eastman Kodak Company ("Kodak") in December 1991 and is currently an independent management consultant. Mr. Long was Director of Corporate Planning of Kodak from July 1986 to December 1991 and was elected a Corporate Vice President in 1985 and a Senior Vice President in 1989.

   Mr. Oshman is also a director of Stratacom, Inc.

   Mr. Spence has served as Dean of the Graduate School of Business, Stanford University, since July 1990. Prior to that, he served as Dean of the Faculty of Arts and Sciences, Harvard University, for six years. Mr. Spence is also a director of General Mills, Inc., Bank of America Corporation and VeriFone, Inc.

BOARD MEETINGS AND COMMITTEES

   The Board of Directors held a total of eight meetings during the fiscal year ended June 30, 1995. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee.

   The Audit Committee currently consists of Messrs. Long (Chairman) and Spence and held six meetings during the fiscal year ended June 30, 1995. The Audit Committee recommends engagement of the Company's independent auditors and is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting policies and its system of internal accounting controls. During the entire fiscal year ended June 30, 1995, the Compensation Committee consisted of Messrs. Doerr (Chairman), Oshman and one former director, Mr. William Hearst III, who resigned from the Board on July 1, 1995, and held five meetings during such time. The Compensation Committee reviews and approves the Company's executive compensation policies and, on certain occasions, administers the Company's employee stock option and stock purchase plans. See "Report of Compensation Committee of the Board on Executive Compensation." The Nominating Committee currently consists of Messrs. Oshman (Chairman), McNealy and Doerr and held no meetings during the fiscal year ended June 30, 1995. The Nominating Committee reviews and makes recommendations regarding candidates for service on the Board of Directors. The Nominating Committee will consider nominees recommended by stockholders. Any such recommendations should be submitted in writing to the President or Secretary of the Company at the Company's principal executive offices.

   During the fiscal year ended June 30, 1995, each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of the committees of the Board on which he or she served, with the exception of Mr. Spence, who attended nine out of an aggregate of fourteen Board and Audit Committee meetings, or approximately 64% of such meetings.

DIRECTOR COMPENSATION

   The Company pays fees of $1,750 per month to each of its nonemployee directors. In addition, the chairman of each committee of the Board of Directors is paid $1,500 for each meeting of his committee which he attends.

   Additionally, the nonemployee directors of the Company participate under the Company's 1988 Directors' Stock Option Plan (the "Directors' Option Plan"), as adopted by the Board of Directors and approved by the stockholders in October 1988, which provides for the grant of nonstatutory stock options to nonemployee directors. Under the Directors' Option Plan, each nonemployee director who is a partner, officer or director of an entity having an equity investment in the Company is automatically granted a nonstatutory stock option to purchase 5,000 shares of Common Stock of the Company on the date on which such person becomes a director. Each nonemployee director who is not, on the date of his or her appointment to the Board, affiliated with an entity having an equity investment in the Company, is automatically granted an option to purchase 20,000 shares of Common Stock on the date on which such person becomes a director of the Company. Thereafter, each nonemployee director is automatically granted a nonstatutory stock option to purchase 5,000 shares of Common Stock of the Company on the date of each Annual Meeting of Stockholders at which each such nonemployee director is re-elected to serve on the Board of Directors, provided that, on such date, he or she has served on the Board of Directors for at least six months. The Directors' Option Plan provides that the exercise price of the options granted thereunder shall be equal to the fair market value of the Common Stock on the date of grant of the option. Options granted pursuant to the Directors' Option Plan have a term of five years and are exercisable cumulatively to the extent of 25% of the shares subject to the option on each of the first four anniversaries of the date of grant. Options granted pursuant to the Directors' Option Plan may be exercised only while the optionee is a director of the Company or within six months after termination of service as a director due to death or within ninety days after the optionee ceases to serve as a director of the Company for any other reason. During the last fiscal year, each of Messrs. Doerr, Long, Oshman, Spence and one former director, Mr. Hearst, was granted an option to purchase 5,000 shares of the Company's Common Stock at an exercise price of $32.875 per share. Additionally, during the last year fiscal year, Mr. Spence exercised an option for 20,000 shares at an exercise price of $21.50 per share for a net realized value of $199,376 and Mr. Long exercised an option for 3,000 shares at an exercise price of $22.875 for a net realized value of $67,875.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The Compensation Committee currently consists of Messrs. Doerr and Oshman. The Company has no interlocking relationships or other transactions involving any of its Compensation Committee members that are required to be reported by the Securities and Exchange Commission rules and no current or former officer of the Company serves on its Compensation Committee.

                       SECURITY OWNERSHIP OF MANAGEMENT

   The following table sets forth the beneficial ownership of Common Stock of the Company as of the Record Date, by each director, by each of the executive officers named in the Summary Compensation Table, and by all directors and executive officers as a group:

                                                                     APPROXIMATE
                                                   NUMBER OF SHARES  PERCENTAGE
NAME                                              BENEFICIALLY OWNED    OWNED
------------------------------------------------- ------------------ -----------
Scott G. McNealy (1) .............................   2,258,259          2.37%
Lawrence W. Hambly (2) ...........................      60,782             *
William J. Raduchel (3) ..........................      20,559             *
Joseph P. Roebuck (4) ............................     106,996             *
Edward J. Zander (5) .............................      73,865             *
L. John Doerr (6) ................................      83,697             *
Judith L. Estrin .................................           0             *
Robert J. Fisher .................................       1,800             *
Robert L. Long (7) ...............................      11,250             *
M. Kenneth Oshman (8) ............................     136,250             *
A. Michael Spence (9) ............................      11,350             *
All current directors and executive officers as a
 group (26 persons) (10) .........................   3,203,447          3.34%

----------
* Less than 1%
 (1) Includes 506,467 shares issuable upon exercise of options held by Mr. McNealy exercisable at or within 60 days of September 5, 1995.
 (2) Includes 12,901 shares issuable upon exercise of options held by Mr. Hambly exercisable at or within 60 days of September 5, 1995.
 (3) Includes 18,411 shares issuable upon exercise of options held by Mr. Raduchel exercisable at or within 60 days of September 5, 1995.
 (4) Includes 66,842 shares issuable upon exercise of options held by Mr. Roebuck exercisable at or within 60 days of September 5, 1995.
 (5) Includes 52,600 shares issuable upon exercise of options held by Mr. Zander exercisable at or within 60 days of September 5, 1995.
 (6) Includes 16,250 shares issuable upon exercise of options held by Mr. Doerr granted pursuant to the 1988 Directors' Stock Option Plan and exercisable at or within 60 days of September 5, 1995.
 (7) Includes 8,250 shares issuable upon exercise of options held by Mr. Long granted pursuant to the 1988 Directors' Stock Option Plan and exercisable at or within 60 days of September 5, 1995.
 (8) Includes 16,250 shares issuable upon exercise of options held by Mr. Oshman granted pursuant to the 1988 Directors' Stock Option Plan and exercisable at or within 60 days of September 5, 1995. Includes 90,000 shares held by OS Ventures. Mr. Oshman is the managing general partner of OS Ventures and has shared power to vote or control the disposition of such shares. Excludes 6,000 shares held by Mr. Oshman as trustee of a trust in which he claims no beneficial ownership.
 (9) Includes 11,250 shares issuable upon exercise of options held by Mr. Spence granted pursuant to the 1988 Directors' Stock Option Plan and exercisable at or within 60 days of September 5, 1995.
(10) Includes 1,008,495 shares issuable upon exercise of options held by directors and executive officers exercisable at or within 60 days of September 5, 1995. Excludes certain shares as described in footnote (8) above.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

   The following table shows, as to the Chief Executive Officer and as to each of the other four most highly compensated executive officers whose salary plus bonus exceeded $100,000 during the last fiscal year, information concerning all compensation paid for services to the Company in all capacities during the last three fiscal years:

                          SUMMARY COMPENSATION TABLE

                                                                             LONG TERM COMPENSATION
                                                                      -----------------------------------
                                           ANNUAL COMPENSATION                  AWARDS            PAYOUTS
                                   ---------------------------------- ------------------------- ---------
             (A)              (B)      (C)         (D)         (E)         (F)          (G)         (H)        (I)
                                                              OTHER     RESTRICTED                          ALL OTHER
                                                              ANNUAL      STOCK      SECURITIES    LTIP      COMPEN-
          NAME AND                                           COMPEN-     AWARD(S)    UNDERLYING   PAYOUTS    SATION
     PRINCIPAL POSITION       YEAR  SALARY ($) BONUS ($)(1) SATION ($)  ($)(2)(3)   OPTIONS (#)   ($)(4)     ($)(5)
--------------------------- ------ ---------- ------------ ---------- ------------ ------------ --------- -----------
Scott G. McNealy ...........1995   $600,000   $2,400,000      $ --        $ --         150,000  $   --      $2,000
Chairman of the Board,      1994    400,000      815,280        --          --         112,500    124,835    1,200
President and Chief         1993    400,000      251,304        --          --          60,000      --       1,200
Executive Officer, Sun
Microsystems, Inc.
Lawrence W. Hambly .........1995    352,618      350,000        --          --          50,000      --       2,000
President, SunService       1994    309,774      163,056        --          --          73,750     34,673    1,200
Division, a division of     1993    299,999       94,239        --          --          20,000      --       1,200
Sun Microsystems, Inc.
William J. Raduchel ........1995    349,769      350,000        --          --          60,000      --       2,000
Vice President, Corporate   1994    334,885      170,699        --          --          68,750     23,115    1,200
Planning and Development    1993    325,000      102,092        --          --          20,000      --       1,200
and Chief Information
Officer, Sun Microsystems,
Inc.
Joseph P. Roebuck ..........1995    351,738      429,910        --          --          12,000      --       2,000
Vice President, Worldwide   1994    335,000      170,699        --          --          41,000     21,966    1,200
Field Operations, Sun       1993    338,961      199,233        --          --          20,000      --       1,200
Microsystems Computer
Company, a division of
Sun Microsystems, Inc.
Edward J. Zander ...........1995    450,000      450,000       --           --          60,000      --       2,000
President, Sun Microsystems 1994    393,596      202,158       --         257,493      159,000     57,788    1,200
Computer Company            1993    325,000      102,092       --         614,987       40,000      --       1,200

----------
(1) Amounts stated include bonus amounts earned in fiscal 1995 by the executive officers and paid in fiscal 1996.
(2) The value of a restricted stock award is determined by (i) multiplying the number of shares subject to such award by the closing price of the Company's Common Stock as reported on the Nasdaq National Market on the date of grant of such award and (ii) subtracting any consideration paid.
(3) As of June 30, 1995, (i) Mr. Hambly held 2,500 shares of restricted Common Stock having an aggregate value of $121,248, which shares are subject to the Company's Repurchase Option, which expires as to all of such shares on February 7, 1996, and (ii) Mr. Zander held 20,000 shares of restricted Common Stock having an aggregate value of $969,987, which shares are subject to the Company's Repurchase Option, which expires as to 5,000 of such shares on August 16, 1996, as to 10,000 of such shares on September 24, 1997 and as to the remaining 5,000 shares on February 16, 1999. For purposes hereof, the aggregate value of shares of restricted Common Stock held by an executive officer is calculated based on the closing price of the Company's Common Stock as reported on June 30, 1995 on the Nasdaq National Market, less any consideration paid. Additionally, for purposes hereof, the Company's "Repurchase Option," referenced above, refers to the option of the Company to repurchase such shares of the restricted Common Stock at the original purchase price paid by the executive officer upon

                                        6


    termination of such officer's employment prior to the applicable vesting dates. All of the above executive officers will receive the same dividends on all shares of restricted Common Stock as received by all other stockholders of the Company; however, the Company has never paid and does not currently anticipate paying any cash dividends in the foreseeable future.
(4) Amounts stated reflect the earned payment of certain "EPS Growth Awards" granted in November 1991 by the Company to certain key employees, including executive officers. These EPS Growth Awards are payable in cash only and are valued based on the Company achieving certain financial results over the course of two performance periods (the two and one-half year period that began on the date of grant and ended June 30, 1994 and the three year period thereafter ending June 30, 1997). The EPS Growth Awards vested 50% on June 30, 1994 and vest the remaining 50% on June 30, 1997, subject to the recipient's continued employment with the Company.
(5) Amounts stated reflect contributions made by the Company to such executive officer's account under the Company's 401(k) Plan.

OPTION GRANTS IN LAST FISCAL YEAR

   The following table sets forth certain information regarding grants of stock options made during the fiscal year ended June 30, 1995 to the executive officers named in the Summary Compensation Table:

                      OPTION GRANTS IN LAST FISCAL YEAR

                                        INDIVIDUAL GRANTS
                    -------------------------------------------------------
         (A)             (B)           (C)            (D)           (E)
                                                                               POTENTIAL REALIZABLE
                                                                                      VALUE
                                                                              AT ASSUMED ANNUAL RATES
                      NUMBER OF                                                   OF STOCK PRICE
                      SECURITIES    % OF TOTAL                                     APPRECIATION
                      UNDERLYING      OPTIONS                                   FOR OPTION TERM(1)
                       OPTIONS      GRANTED TO      EXERCISE                -------------------------
                       GRANTED     EMPLOYEES IN      PRICE       EXPIRATION
NAME                    (#)(2)     FISCAL YEAR    ($/SH)(3)(4)      DATE        5% ($)      10% ($)
------------------- ------------ -------------- -------------- ------------ ------------ ------------
Scott G. McNealy  ..  150,000         4.2%           $33.375      02/15/05   $3,148,404   $7,978,673
Lawrence W. Hambly     50,000         1.4             33.375      02/15/05    1,049,468    2,659,558
William J. Raduchel    60,000         1.7             33.375      02/15/05    1,259,361    3,191,469
Joseph P. Roebuck  .   12,000         0.3             33.375      02/15/05      251,872      638,294
Edward J. Zander  ..   60,000         1.7             33.375      02/15/05    1,259,361    3,191,469

----------
(1) Potential realizable value is based on the assumption that the Common Stock of the Company appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not represent an estimate by the Company of future stock price growth.
(2) All stock options granted in fiscal 1995 have ten year terms and become exercisable with respect to 20% of the shares covered thereby on August 1, 1996 and 20% on each anniversary date thereafter, with full vesting occurring on August 1, 2000. See also "--Employment Contracts and Change-In-Control Agreements" for provisions regarding acceleration of the vesting for certain officers in certain circumstances.
(3) Options were granted at an exercise price equal to the fair market value of the Company's Common Stock, as determined by reference to the closing price reported on the Nasdaq National Market on the last trading day prior to the date of grant.
(4) The exercise price and tax withholding obligations may be paid in cash and, subject to certain conditions or restrictions, by delivery of already owned shares, pursuant to a subscription agreement or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

   The following table sets forth, for each of the executive officers named in the Summary Compensation Table above, certain information regarding the exercise of stock options during the fiscal year ended June 30, 1995 and the value of options held at fiscal year end:

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION VALUES

         (A)               (B)              (C)                   (D)                       (E)
                                                              NUMBER OF
                                                              SECURITIES                 VALUE OF
                                                              UNDERLYING                UNEXERCISED
                                                              UNEXERCISED              IN-THE-MONEY
                                                              OPTIONS AT                OPTIONS AT
                    SHARES ACQUIRED                      FISCAL YEAR-END (#)     FISCAL YEAR-END ($)(1)
NAME                ON EXERCISE (#)   VALUE REALIZED  EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
                                         ($)(1)
------------------- --------------- ----------------- ------------------------- -------------------------
Scott G. McNealy  ..    50,000          $1,020,000        431,593/434,307       $13,085,387/$10,283,022
Lawrence W. Hambly      21,000             188,500         26,372/123,038           635,991/  2,574,306
William J. Raduchel     46,328             881,924          8,750/128,667           254,297/  2,633,457
Joseph P. Roebuck  .    60,000           1,366,250         43,344/103,054         1,217,277/  2,705,949
Edward J. Zander  ..    20,000             176,250         53,485/214,508         1,208,044/  4,427,968

----------
(1) Market value of underlying securities at exercise date or fiscal year end, as the case may be, minus the exercise price.

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

   The Company currently has no employment contracts with any of the Company's executive officers named in the Summary Compensation Table above. The Company has, however, entered into change-in-control agreements with each of the named executive officers. Pursuant to these agreements, each such officer is eligible to receive, in the event that his or her employment is terminated following a change-in-control of the Company, other than for just cause (as defined), death, disability (as defined), retirement or resignation other than for good reason (as defined), an amount equal to two and one-half times his or her annual compensation (or, in the case of Mr. McNealy, an amount equal to three times his annual compensation), continuation of health benefits and group term life insurance for twenty-four months thereafter and accelerated vesting of all options held. For purposes hereof, "annual compensation" means wages, salary and incentive compensation for the calendar year coinciding with or immediately preceding the year in which the above-described severance payment becomes payable. In addition, pursuant to the terms of these agreements, a change-in-control includes (i) a merger or acquisition of the Company resulting in a 50% or greater change in the total voting power of the Company immediately following such transaction, or (ii) certain changes in the majority composition of the Board of Directors during a thirty-six month period, not initiated by the Board.

CERTAIN TRANSACTIONS WITH MANAGEMENT

   In June and July 1992, Mr. Alvares received two interest-free loans from the Company in the amounts of $300,000 and $375,000, with principal payable in full in June 1997 and July 1997, respectively. The largest aggregate amount outstanding under these loans during the last fiscal year ended June 30, 1995 was $675,000. In December 1994, Mr. Alvares repaid to the Company $150,000 of the principal amount due under the June 1992 loan. At fiscal year end, $150,000 of the June 1992 loan and the entire principal amount of the July 1992 loan were outstanding. The foregoing loans were made to Mr. Alvares in order to finance the purchase of his residence.

   In December 1992, Chester Silvestri, who became an executive officer of the Company in fiscal 1994, received an interest free loan from the Company in the amount of $120,000, with principal payable in full in July 1995. The largest amount outstanding under this loan during the last fiscal year was $120,000. This loan was made to Mr. Silvestri to finance the purchase of his residence. The total principal amount of this loan was repaid in full in August 1995.

   In July 1994, Lawrence Hambly, an executive officer of the Company, received a loan from the Company in the principal amount of $23,397. The promissory note bore simple interest at the LIBOR rate of 4.50%. The note was issued in connection with certain tax obligations incurred as a result of the exercise of a nonstatutory stock option. In addition, Mr. Hambly entered into a Notice of Exercise and Irrevocable Subscription Agreement (the "Subscription Agreement") pursuant to which Mr. Hambly exercised a nonstatutory stock option to purchase 16,000 shares of Common Stock at $18.00 per share. Pursuant to this arrangement, Mr. Hambly irrevocably agreed to pay the aggregate purchase price of $288,000 within a period of time, not exceeding 15 days from such date that Mr. Hambly may sell shares of the Company's Common Stock free of the Company's relevant trading restrictions applicable to officers. In September 1994, Mr. Hambly paid to the Company a total of $200,000, representing the $23,397 principal amount of the note and a portion of the amount due under the Subscription Agreement. Mr. Hambly paid all amounts due under the Subscription Agreement in October 1994.

   In October 1990, the Company entered into individual change-in-control agreements with each of its corporate executive officers, in addition to the executive officers named in the Summary Compensation Table, containing substantially the same terms as the change-in-control agreements described under the heading "Employment Contracts and Change-In-Control Arrangements."

   The Company also adopted the Executive Change of Control Severance Plan ("Severance Plan") in June 1990. The Severance Plan covers, among others, all executive officers who have not otherwise entered into an agreement with the Company, as described above, and provides that in the event that any such officer is terminated within one year after the date of any change-in-control, other than for just cause (as defined), death, voluntary retirement at or after age 65, total or permanent disability or voluntary resignation, such officer is entitled to one and one-half times his or her annual compensation and the continuation of health benefits and group term life insurance for twenty-four months.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers (as defined in Rule 16a-1(f)), directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section16(a) forms they file. Based solely on its review of the copies of such forms received by it and written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that all filing requirements applicable to its officers, directors and 10% stockholders were complied with during the fiscal year ended June 30, 1995, except that George Reyes, an officer of the Company, filed one Form 5 related to one exempt transaction after the applicable deadline.

                       REPORT OF COMPENSATION COMMITTEE
                    OF THE BOARD ON EXECUTIVE COMPENSATION

   The following is the Report of the Compensation Committee of the Company, describing the compensation policies and rationale applicable to the Company's executive officers with respect to compensation paid to such executive officers for the fiscal year ended June 30, 1995. The information contained in the report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

COMPENSATION PHILOSOPHY

   The Company's philosophy in setting its compensation policies for executive officers is to maximize stockholder value over time. The Compensation Committee sets the Company's compensation policies applicable to the executive officers, including the Chief Executive Officer, and evaluates the performance of such officers. The Compensation Committee strongly believes that executive compensation should be directly linked to continuous improvements in corporate performance and increases in stockholder value. In this regard, the Compensation Committee has adopted the following guidelines for compensation decisions:

  o Provide a competitive total compensation package that enables the Company to attract and retain key executive talent.

   o Align all pay programs with the Company's annual and long-term business strategies and objectives.

   o Provide variable compensation opportunities that are directly linked to the performance of the Company and that link executive reward to stockholder return.

COMPONENTS OF EXECUTIVE COMPENSATION

   The Compensation Committee focuses primarily on the following three components in forming the total compensation package for its executive officers:

   o  Base Salary

   o  Annual Incentive Bonus

   o  Long-Term Incentives

BASE SALARY

   The Committee intends to compensate its executive officers, including the Chief Executive Officer, competitively within the industry. In order to evaluate the Company's competitive posture in the industry, the Compensation Committee reviews and analyzes the compensation packages, including base salary levels, offered by other high technology companies, specifically reviewing companies comprising the S&P Computer Systems Index as shown in the Performance Graph below. In addition, the Committee, together with the Board of Directors, will also subjectively evaluate the level of performance of each executive officer, including Mr. McNealy, in order to determine current and future appropriate base pay levels. For the Chief Executive Officer, the Company targets the lower-end of the base salary range determined by its aforementioned competitive analysis, giving more significant emphasis to annual bonus and longer-term incentives for Mr. McNealy's total compensation package. In this regard, over the last two fiscal years, the Committee has tied a substantial portion of Mr. McNealy's compensation to his annual bonus. This focus has allowed the Committee to directly compensate Mr. McNealy for corporate performance, while ultimately paying Mr. McNealy competitively by industry standards. See "--Annual Incentive Bonus" below. In fiscal 1995, the Committee raised Mr. McNealy's base salary in a more significant manner than in the two previous fiscal years in order to take into account recent increases in the Chief Executive Officer base salary range determined by its competitive compensation analysis, although still paying Mr. McNealy a base salary at the lower end of this range. With respect to the other corporate executive officers of the Company, the Committee targets the higher end of the industry competitive base salary range, linking a lesser (yet still significant) portion of these executives' total compensation to annual bonus. See "Annual Incentive Bonus" below. The Committee also emphasizes longer-term compensation incentives for these executives as it believes that these longer-term incentives help motivate the executives to better achieve the Company's corporate performance goals, thereby more directly contributing to stockholder value. Consistent with this philosophy, over the last three fiscal years, the Committee did not significantly adjust the base pay levels of its other corporate executive officers, except that in fiscal 1995, the Committee adjusted certain executives' base salaries to take into account the competitive range increases applicable to such officers. These competitive increases help the Company to accomplish its employee motivation and retention goals.

ANNUAL INCENTIVE BONUS

   During fiscal 1995, the executive officers of the Company were eligible for a target annual incentive bonus, calculated by the Committee as a percentage of the officers' base salary. All corporate executive officers, other than Mr. McNealy, were eligible for a target bonus of 50% of their base salary. As stated above, the Committee has determined that it is in the stockholders' best interest to tie a significant portion of Mr. McNealy's total compensation to the Company's performance. In this regard, the Committee has determined that Mr. McNealy was eligible for a target bonus of 200% of his base salary. During the last fiscal year, bonuses awarded to the executive officers, including Mr. McNealy, were calculated based on the achievement by the Company of earnings per share ("EPS") and revenue goals. At the beginning of the fiscal year, the Committee approved certain EPS and revenue targets. These EPS and revenue targets are competitively sensitive to the Company as they correlate between the Company's business plan and its actual fiscal 1995 performance. The Committee did, however, focus on setting targets consistent with the Company's overall long-term goal of increasing its EPS by a compound annual rate of 15%. At year end, the Committee calculated a bonus multiplier (the "Year-End Multiplier") based on a comparison of the Company's actual EPS and revenue performance for fiscal year 1995 with the relevant targets for fiscal 1995. This multiplier can range from zero to a maximum multiplier of two. At June 30, 1995, the Committee calculated a Year-End Multiplier of two. Therefore, Mr. McNealy's annual bonus of $2,400,000 reflects his targeted bonus amount multiplied by the Year-End Multiplier. Elements of the Company's financial performance during fiscal 1995 that directly affected Mr. McNealy's bonus calculation included revenue growth of 25.8% over fiscal year 1994 and EPS growth of 78.7% over fiscal 1994.

   With respect to determining executive compensation in fiscal 1996, the Committee intends to focus on maintaining base salary levels for all corporate executive officers, including the Chief Executive Officer, at approximately their fiscal 1995 levels, while continuing its objective performance-based bonus plan, measuring the Company's revenue and EPS performance against confidential targets. In fiscal 1996, the Committee has determined that Mr. McNealy will again be eligible for a target bonus equal to 200% of his base salary and that the other corporate executive officers will be eligible for target bonuses equal to 55% of their base salaries. These bonus amounts will be increased or decreased based on satisfaction of the corporate performance measures determined by the Committee as outlined herein. The Committee believes that this increase in the target bonus amounts for corporate executive officers will even more closely align executive compensation with corporate performance. In addition, the Committee has established certain corporate performance goals based on business, operations and management objectives, which goals shall be measured objectively in accordance with a scoring system assigned by the Committee correlating to the successful completion of each goal. Finally, the Committee intends to implement objective customer quality and satisfaction performance measures into the bonus calculations. The Committee has also approved, for submission to the stockholders, a Section 162(m) Performance-Based Executive Bonus Plan aimed at maximizing the deductibility to the Company of the bonuses paid to executive officers under Section 162(m) of the Internal Revenue Code of 1986, as amended. For a further description, see "--Discussion of Compensation in Excess of $1 Million Per Year" and "Proposal IV--Approval of Section 162(m) Performance-Based Executive Bonus Plan."

LONG-TERM INCENTIVES

   OPTIONS AND RESTRICTED STOCK. The Committee provides the Company's executive officers with long-term incentive compensation through grants of stock options and, in rare cases, restricted stock. The Committee is responsible for determining the individuals to whom grants should be made, the timing of grants, the exercise price per share and the number of shares subject to each option or restricted stock award. Other than stock options and restricted stock, as discussed below, the Committee made no other long-term performance awards during the last fiscal year. Long-term incentive awards are granted based on individual or corporate performance as determined subjectively by the Committee.

   The Committee believes that stock options provide the Company's executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the stock. The Committee believes that stock options directly motivate an executive to maximize long-term stockholder value. The options also utilize vesting periods in order to encourage key employees to continue in the employ of the Company. All options to executive officers to date have been granted at the fair market value of the Company's Common Stock on the date of the grant. The Committee considers the grant of each option subjectively, considering factors such as the individual performance of executive officers and competitive compensation packages in the industry. Mr. McNealy's option grants are also determined subjectively by the Committee. In August 1995, the Company amended its 1990 Long-Term Equity Incentive Plan to include certain restrictions on the Company's flexibility in granting options, specifically related to exercise price. For information regarding these amendments, see "Proposal III--Amendment to 1990 Long-Term Equity Incentive Plan--Recent Amendments."

   The Committee also makes restricted stock awards which can be similarly beneficial to executives as the value of the award increases with an increasing stock price. The use of restricted stock has been primarily limited within the last three fiscal years to specific cases in which a newly hired senior executive receives a grant in order to replace vested benefits and/or an equity position at a prior employer, to award an executive officer for extraordinary performance or to aid in retention. In August 1995, the Company amended its 1990 Long-Term Equity Incentive Plan to include in its terms restrictions on the vesting of restricted stock. For information regarding these amendments, see "Proposal III--Amendment to 1990 Long-Term Equity Incentive Plan--Recent Amendments." For information regarding the valuation and vesting of these restricted stock awards, see "Summary Compensation Table."

   DEFERRED COMPENSATION PLAN. In June 1995, the Committee approved another component of the Company's executive compensation program, the Non-Qualified Deferred Compensation Plan (the "Deferred Plan"). The

Deferred Plan is a voluntary, non-tax qualified, deferred compensation plan available to Board members, executive officers and vice presidents of the Company and enables such individuals to save for retirement. Under the Deferred Plan, participants are entitled to defer compensation until retirement, death, other termination of employment or other specified dates. Dollars deferred by participants are credited quarterly with interest equal to the current U.S. Treasury Bill rate plus one percent. The purpose of this Deferred Plan is to encourage participants to remain in the employ of the Company as benefits of the Deferred Plan increase over time.

DISCUSSION OF COMPENSATION IN EXCESS OF $1 MILLION PER YEAR

   The Committee has considered the implications of Section 162(m) of the Internal Revenue Code of 1986, as amended, enacted under the Revenue Reconciliation Act of 1993. This Section precludes a public corporation from taking a tax deduction for individual compensation in excess of $1 million for its Chief Executive Officer or any of its four other highest-paid officers. The Section also provides for certain exemptions to this limitation, specifically compensation that is performance based within the meaning of Section 162(m).

   In order to qualify compensation derived by executive officers from stock options as performance-based compensation, as contemplated by the Internal Revenue Service, certain amendments to the 1990 Long-Term Equity Incentive Plan were submitted to and approved by the requisite stockholders at the Company's 1994 Annual Meeting of Stockholders.

   With respect to other forms of compensation granted by this Committee to such executive officers, the Committee has determined to seek to qualify under
Section 162(m) certain performance-based bonus payments to executive officers designated by the Committee. In this regard, the Committee has approved the
Section 162(m) Performance-Based Executive Bonus Plan for submission to stockholders for the purpose of qualifying bonus payments to executives under
Section 162(m), thereby preserving the deductibility of such payments. The Committee, however, reserves the right to award compensation to its executives in the future that may not qualify under Section 162(m) as deductible compensation. The Committee will, however, continue to consider all elements of the cost to the Company of providing such compensation, including the potential impact of Section 162(m).

SUMMARY

   The Compensation Committee believes that its executive compensation philosophy of paying its executive officers well by means of competitive base salaries and annual bonus and long-term incentives, as described in this report, serves the interests of the Company and the Company's stockholders.

L. JOHN DOERR
M. KENNETH OSHMAN
WILLIAM HEARST III (UNTIL JUNE 30, 1995)

                              PERFORMANCE GRAPH

   Set forth below is a line graph comparing the annual percentage change in the cumulative return to the stockholders of the Company's Common Stock with the cumulative return of the S&P 500 Index and the S&P Computer Systems Index for the period commencing July 1, 1990 and ending on June 30, 1995. The information contained in the performance graph shall not be deemed "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing. The stock price performance on the following graph is not necessarily indicative of future stock price performance.


[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]


           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                      SUNW

                                        CUMULATIVE TOTAL RETURN
                        --------------------------------------------------------
                         6/90      6/91      6/92      6/93      6/94      6/95

Sun Microsystem Inc      100        82        77        87        61       143
S&P 500                  100       107       122       138       140       177
S&P Computer Systems     100        85        85        58        62       103





* $100 invested on 06/30/90 in the Company's stock or applicable index--assuming reinvestment of dividends. Fiscal year endings shown above on June 30.

                                 PROPOSAL II
                AMENDMENT TO 1990 EMPLOYEE STOCK PURCHASE PLAN

GENERAL

   At the Annual Meeting, the stockholders are being asked to approve an amendment to the Company's 1990 Employee Stock Purchase Plan ("1990 Purchase Plan") in order to increase the number of shares reserved for issuance thereunder by 3,900,000 shares to 11,450,000 shares of Common Stock. The 1990 Purchase Plan was approved by the Board of Directors on October 16, 1990, approved by the stockholders on December 19, 1990 and 6,300,000 shares were reserved for issuance thereunder. The number of shares reserved for issuance under the 1990 Purchase Plan was increased to 7,550,000 shares on November 2, 1994 at the 1994 Annual Meeting of Stockholders.

   As of September 5, 1995, there were 1,319,990 shares available for future issuance under the 1990 Purchase Plan (exclusive of the increase in shares subject to stockholder approval at this Annual Meeting). The Board of Directors believes that increasing the number of shares available for issuance under the 1990 Purchase Plan will provide the Company with equity award opportunities to attract, retain and motivate the best available talent for the successful conduct of its business. The Company believes that the number of remaining shares available for issuance under the 1990 Purchase Plan will be insufficient to accomplish these purposes. The Company anticipates that this increase in shares reserved under the 1990 Purchase Plan should meet the Company's retention and motivation goals through approximately the next two to three years.

SUMMARY OF THE 1990 PURCHASE PLAN

   The essential features of the 1990 Purchase Plan are outlined below.

  PURPOSE

   The purpose of the 1990 Purchase Plan is to provide employees of the Company and its designated subsidiaries who participate in the 1990 Purchase Plan with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions and to provide the Company with the ability to attract, retain and motivate the best available people for the successful conduct of its business.

  ADMINISTRATION

   The 1990 Purchase Plan is administered by the Board of Directors or a committee appointed by the Board (for the purposes of this plan description, "Board" shall mean either the Board or a committee appointed by the Board). The provisions of the 1990 Purchase Plan may be amended by the Board from time to time, at its sole discretion and subject to compliance with all applicable federal and state laws. The 1990 Purchase Plan gives the Board the authority to determine the duration of exercise periods within Offering Periods and the duration of Offering Periods (as herein defined). In addition, the 1990 Purchase Plan gives the Board the authority to set the maximum percentage of eligible compensation which a participant may contribute to all employee stock purchase plans of the Company. All questions of interpretation or application of the 1990 Purchase Plan are determined in the sole discretion of the Board, and its decisions are final and binding upon all participants. Members of the Board who are eligible employees are permitted to participate in the 1990 Purchase Plan but may not vote on any matter affecting the administration of the 1990 Purchase Plan or the grant of any option pursuant to the 1990 Purchase Plan. No member of the Board who is eligible to participate in the 1990 Purchase Plan may be a member of the committee appointed to administer the 1990 Purchase Plan. No charges for administrative or other costs may be made against the payroll deductions of a participant in the 1990 Purchase Plan. Members of the Board receive no additional compensation for their services in connection with the administration of the 1990 Purchase Plan, other than the Chairman of the Compensation Committee, who receives $1,500 for each meeting of such committee that he attends, see "Proposal I--Election of Directors--Director Compensation."

  ELIGIBILITY

   Any person who is employed by the Company (or by any of its majority-owned subsidiaries designated from time to time by the Board of Directors) for at least 20 hours per week and more than five months in a calendar year is eligible to participate in the 1990 Purchase Plan. For purposes of the 1990 Purchase Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other paid leave of absence approved by the Company; provided that where the period of such leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave. With respect to unpaid leaves of absence approved by the Company, for purposes of the 1990 Purchase Plan the employment relationship shall be treated as continuing intact while the individual is on unpaid leave for a period not to exceed 30 days and shall be deemed to be terminated on the 31st day of such unpaid leave (provided that such individual's right to reemployment is not guaranteed by statute or by contract). As of September 5, 1995, approximately 14,500 employees were eligible to participate in the 1990 Purchase Plan, of whom 5,994 were participating.

  OFFERING PERIODS

   The 1990 Purchase Plan is implemented by consecutive offering periods ("Offering Periods") of such duration as the Board shall determine, provided that in no event shall an Offering Period exceed 27 months. The Offering Periods are currently six months in duration beginning on May 1 and November 1 of each year. The Board has the power to alter the duration of Offering Periods without stockholder approval if such change is announced at least 15 days prior to the scheduled beginning of the first Offering Period to be affected.

  PARTICIPATION IN THE PLAN

   Eligible employees become participants in the 1990 Purchase Plan by delivering to the Company subscription agreements authorizing payroll deductions. An employee who becomes eligible to participate in the 1990 Purchase Plan after the commencement of an Offering Period may not participate in the 1990 Purchase Plan until the commencement of the next Offering Period. No employee shall be granted an option under the 1990 Purchase Plan (i) if, immediately after the grant, such employees would own stock and/or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) which permits his or her rights to purchase stock in any calendar year under all employee stock purchase plans of the Company and its subsidiaries to exceed $25,000 worth of stock.

  PURCHASE PRICE

   The purchase price per share at which shares are sold under the 1990 Purchase Plan is the lower of 85% of the fair market value of a share of Common Stock on the first day of the Offering Period or 85% of the fair market value of a share of Common Stock on the Exercise Date. The "Exercise Date" is the last day of each Offering Period. The fair market value of the Common Stock on a given date shall be determined by the Board of Directors based upon the reported closing sales price on the Nasdaq National Market on the day of such determination.

  PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

   The contributions used to purchase shares are accumulated by payroll deductions during the Offering Period. Unless the Board determines otherwise, a participant's deductions under all employee stock purchase plans of the Company may not exceed a total of 10% of the participant's eligible compensation, which is currently defined in the 1990 Purchase Plan to include regular straight time gross earnings, variable compensation for field sales personnel, certain incentive bonuses, payments for overtime, shift premium, lead pay and automobile allowances, but excluding other compensation. A participant may discontinue his or her participation in the 1990 Purchase Plan at any time or may change the rate of payroll deductions effective as of the next Offering Period.

   All payroll deductions are credited to the participant's account under the 1990 Purchase Plan; no interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

  PURCHASE OF STOCK; EXERCISE OF OPTION

   At the beginning of each Offering Period, by executing a subscription agreement to participate in the 1990 Purchase Plan, each employee is in effect granted an option to purchase shares of Common Stock. The maximum number of shares placed under option to a participant in an Offering Period is determined by dividing the compensation that such participant has had withheld during the Offering Period by 85% of the fair market value of the Common Stock at the beginning of the Offering Period or on the applicable Exercise Date, whichever is lower; provided that such number shall not exceed a maximum number of shares set by the Board with respect to the Offering Period. Notwithstanding the foregoing, a participant's payroll deductions may be decreased to 0% by the Company at such time during any Offering Period that is scheduled to end during the then current calendar year ("Current Offering Period") if the aggregate of all payroll deductions that were previously used to purchase stock under the 1990 Purchase Plan and all employee stock purchase plans of the Company in a prior Offering Period that ended during the then current calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equals $21,250. Payroll deductions shall recommence in the first Offering Period that is scheduled to end in a subsequent calendar year.

  WITHDRAWAL; LEAVES OF ABSENCE

   A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the 1990 Purchase Plan at any time prior to the close of an Offering Period by giving written notice to the Company. All of the participant's payroll deductions credited to his or her account will be paid to such participant as promptly as practicable after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement during the open enrollment period preceding the commencement of a subsequent Offering Period.

   A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Offering Periods, provided that a participant may elect to participate in a succeeding Offering Period only during the open enrollment period for such Offering Period.

  TERMINATION OF EMPLOYMENT

   Termination of a participant's employment for any reason, including retirement or death, cancels his or her participation in the 1990 Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to such participant or, in the case of death of the participant, to the person or persons entitled thereto as specified by the participant in the subscription agreement. In the event that a prior participant is rehired at the Company, that participant will be eligible to re-enroll in a new Offering Period under the 1990 Purchase Plan.

  CAPITAL CHANGES

   In the event any change is made in the capitalization of the Company, such as a stock split or a stock dividend, that results in an increase or decrease in the number of shares of Common Stock outstanding without receipt of consideration by the Company, appropriate adjustments will be made by the Company in the number of shares subject to purchase and in the purchase price per share, subject to any required action by the stockholders of the Company. The Board may also make provisions for adjusting the number of shares subject to the 1990 Purchase Plan and the purchase price per share in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions in the shares of the Company's outstanding Common Stock.

   In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the 1990 Purchase Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date ("New Exercise Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution, the Board shall notify each participant in writing, at least 10 days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period.

  AMENDMENT AND TERMINATION OF THE PLAN

   The Board may at any time amend or terminate the 1990 Purchase Plan, except that such termination shall not affect options previously granted. No amendment may make any change in an option granted prior thereto that adversely affects the rights of any participant.

   To the extent necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor rule or provision or any other applicable law or regulation, the Company shall obtain stockholder approval in such a manner and to such a degree as is required thereby.

CERTAIN UNITED STATES FEDERAL INCOME TAX INFORMATION

   The 1990 Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of grant of the option or purchase of shares. Upon disposition of the shares, the participant will be subject to tax, the amount of which will depend upon the holding period. If the shares are disposed of by the participant at least two years after the date of option grant (the beginning of the Offering Period) and at least one year after the date of option exercise (the date on which the shares were purchased by the participant), the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price, or (b) the excess of the fair market value of the shares at the time the option was granted over the purchase price (which purchase price will be computed as of the grant date) will be treated as ordinary income, and any further gain will be treated as capital gain. If the shares are disposed of before the expiration of these holding periods, the excess of the fair market value of the shares measured generally as of the Exercise Date over the purchase price will be treated as ordinary income, and any further gain (or loss) will be treated as capital gain (or loss). Different rules for measuring ordinary income may apply to participants who are subject to
Section 16 of the Exchange Act. The Company is not entitled to a deduction for amounts treated as ordinary income to a participant except to the extent of ordinary income recognized by participants upon disposition of shares within two years from the date of grant and one year from the date of option exercise.

   The foregoing is only a summary of the effect of United States federal income taxation upon the participant and the Company with respect to shares purchased under the 1990 Purchase Plan. This summary does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or country outside of the United States in which the participant may reside.

PARTICIPATION IN THE 1990 PURCHASE PLAN

   Participation in the 1990 Purchase Plan is voluntary and is dependent on each eligible employee's election to participate and his or her determination of the level of payroll deductions. Accordingly, future purchases under the 1990
Purchase Plan are not determinable. The last Exercise Date under the 1990 Purchase Plan was April 30, 1995. The following table sets forth certain information regarding shares purchased under the 1990 Purchase Plan during fiscal 1995 by each of the Company's most highly compensated officers named in the Summary Compensation Table, all current executive officers as a group and all other employees who participated in the 1990 Purchase Plan as a group (non-employee directors are not eligible to participate under the 1990 Purchase
Plan):

                            AMENDED PLAN BENEFITS
                              1990 PURCHASE PLAN


                                                               AGGREGATE DOLLAR
            NAME OF INDIVIDUAL           AGGREGATE NUMBER OF      VALUES AT
           OR IDENTITY OF GROUP           SHARES PURCHASED     EXERCISE DATES
                                                                  ($)(1)(2)
---------------------------------------- ------------------- ------------------

Scott G. McNealy ........................        988           $    16,218
Chairman of the Board,
President and Chief Executive Officer,
Sun Microsystems, Inc.
Lawrence W. Hambly ......................        755                 7,276
President, SunService Division,
a division of Sun Microsystems, Inc.
William J. Raduchel .....................        --                   --
Vice President,
Corporate Planning and Development
and Chief Information Officer,
Sun Microsystems, Inc.
Joseph P. Roebuck .......................      1,093                11,448
Vice President,
Worldwide Field Operations,
Sun Microsystems Computer Company,
a division of Sun Microsystems, Inc.
Edward J. Zander ........................      1,024                16,361
President,
Sun Microsystems Computer Company
All current executive officers as a
group ...................................     14,506               182,143
All other employees as a group ..........  2,203,557            24,300,529

----------
(1) Market value of shares on date of purchase, minus the purchase price under the 1990 Purchase Plan.
(2) Exercise Dates during fiscal 1995 occurred on August 31, 1994 and April 30, 1995.

REQUIRED VOTE AND RECOMMENDATION

   The amendment of the 1990 Purchase Plan requires the affirmative vote of the holders of not less than a majority of the Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting ("Votes Cast") under Delaware Law. Votes that are cast against the proposal will be counted for purposes of determining (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to the proposal. An abstention will have the same effect as a vote against this Proposal II. A broker non-vote will be counted for purposes of determining whether a quorum is present, but will not be counted as a Vote Cast.

   MANAGEMENT RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE 1990 EMPLOYEE STOCK PURCHASE PLAN.

                                 PROPOSAL III
              AMENDMENT TO 1990 LONG-TERM EQUITY INCENTIVE PLAN

GENERAL

   At the Annual Meeting, the stockholders are being asked to approve an amendment to the Company's 1990 Long-Term Equity Incentive Plan ("1990 Incentive Plan"), in order to increase the number of shares reserved for issuance thereunder by 12,100,000 shares to 25,350,000 shares of Common Stock. The 1990 Incentive Plan was adopted by the Board of Directors on October 16, 1990, approved by the stockholders on December 19, 1990 and 9,900,000 shares were reserved for issuance thereunder. On November 2, 1994, the number of shares reserved for issuance under 1990 Incentive Plan was increased to 13,250,000 shares at the 1994 Annual Meeting of Stockholders.

   At September 5, 1995, 1,029,074 shares of Common Stock were available for issuance under the 1990 Incentive Plan (exclusive of the increase in shares subject to stockholder approval at this Annual Meeting). In addition, options to purchase 9,902,224 shares were outstanding and 2,072,302 shares of Common Stock had been purchased pursuant to the exercise of options granted under the 1990 Incentive Plan at an average exercise price per share of $27.66. Additionally, as of September 5, 1995, 266,400 restricted shares of Common Stock have been issued and sold ("Stock Purchase Rights"), at purchase prices of $0.00067 or $0.01 per share, of which 145,598 shares were outstanding.

   The 1990 Incentive Plan authorizes the Board of Directors, or its committee, to grant incentive and nonstatutory stock options as well as Stock Purchase Rights, stock appreciation rights (in connection with options) and long-term performance awards. The provisions of these options, rights and awards are outlined below. The 1990 Incentive Plan is structured to allow the Board of Directors or its committee broad discretion in creating employee equity incentives in order to assist the Company in attracting, retaining and motivating the best available talent for the successful conduct of its business. The Board of Directors believes the remaining shares under the 1990 Incentive Plan are insufficient to accomplish these purposes. Therefore, the Board is proposing the increase to the shares reserved under the 1990 Incentive Plan discussed herein and anticipates this increase will meet the Board's hiring and retention goals over approximately the next three years.

RECENT AMENDMENTS TO THE 1990 INCENTIVE PLAN

   In August 1995, the Company amended its 1990 Incentive Plan in order to implement certain restrictions on the Board's (or its committee's, as the case may be) ability to grant options and Stock Purchase Rights. These restrictions are as follows: (i) all non-statutory stock options (NSOs) and incentive stock options (ISOs) granted under the 1990 Incentive Plan must be issued at an exercise price greater than or equal to the fair market value of the Company's Common Stock on the date of grant of such options; provided, however, that NSOs may be granted at an exercise price less than such fair market value (but no less than 85% of fair market value) if such discounted exercise price is expressly granted by the Board or its committee, as the case may be, to an optionee in lieu of a reasonable amount of salary or compensation; (ii) all Stock Purchase Rights (shares of restricted stock) granted under the 1990 Incentive Plan must be granted subject to the Company's right to repurchase such shares, which repurchase right shall expire as to not more than 50% of the shares subject to the Stock Purchase Right at a date not earlier than 2 1/2 years from the date of grant and as to the remaining shares (at least 50% of the total shares granted) on a date not earlier than 5 years from the date of grant; and (iii) the Board or its committee, as the case may be, shall have no discretionary authority to allow vesting restrictions on these Stock Purchase Rights to lapse earlier than the vesting restrictions applicable thereto. Notwithstanding these restrictions, the Company has reserved a number of shares equal to 3% of the total number of shares reserved for issuance under the 1990 Incentive Plan at any one time (such total number of shares to include the proposed increase in shares subject to stockholder approval at this Annual Meeting and any further increase approved by the stockholders) which may be granted by the Board or its committee, as the case may be, free of such restrictions as outlined above (the "Special Reserve"). These amendments were adopted by the Company in connection with discussions between the Company and certain of its stockholders. The Company believes that these amendments will more closely align the interests of its stockholders with the interests of management and its employee compensation programs.

SUMMARY OF THE 1990 INCENTIVE PLAN

   The essential features of the 1990 Incentive Plan are outlined below.

  PURPOSE

   The purpose of the 1990 Incentive Plan is to provide an additional incentive to eligible employees and consultants whose present and potential contributions are important to the continued success of the Company, to afford them an opportunity to acquire a proprietary interest in the Company and to enable the Company to enlist and retain in its employ the best available talent for the successful conduct of its business.

  ELIGIBILITY

   Officers, consultants and other employees of the Company and its subsidiaries and affiliates whom the Board deems to have the potential to contribute to the future success of the Company shall be eligible to receive awards under the 1990 Incentive Plan. As of the Record Date, there were approximately 14,500 employees and approximately 1,250 consultants eligible to receive awards under the 1990 Plan.

  ADMINISTRATION

   The 1990 Incentive Plan is administered by the Board of Directors or a committee appointed by the Board (for the purposes of this plan description, "Board" shall mean either the Board or a committee appointed by the Board). All questions of interpretation or application of the 1990 Incentive Plan are determined in the sole discretion of the Board or its committee, and its decisions are final and binding upon all participants. Members of the Board who are eligible employees are permitted to participate in the 1990 Incentive Plan, but may not vote on any matter affecting the administration of the 1990 Incentive Plan or the grant of any option or other award pursuant to the 1990 Incentive Plan. No member of the Board who is eligible to participate in the 1990 Incentive Plan may be a member of the committee appointed to administer the 1990 Incentive Plan. Members of the Board receive no additional compensation for their services in connection with the administration of the 1990 Incentive Plan, other than the Chairman of the Compensation Committee, who receives $1,500 for each meeting of such committee that he attends. See "Election of Directors--Director Compensation."

  STOCK OPTIONS

   The 1990 Incentive Plan permits the granting of non-transferable stock options that either are intended to qualify as ISOs or are not intended to so qualify and are NSOs.

   Except for NSOs granted by the Board under the Company's Special Reserve, the option exercise price for each share covered by an option must be equal to or greater than the fair market value of a share of Common Stock on the date of grant of such option. However an NSO granted by the Board to an employee in lieu of reasonable salary or compensation may be granted at an exercise price less than the fair market value of the Company's Common Stock on the date of grant (but no less than 85% of such fair market value). Provided, further, that in the case of an ISO, the price shall be in no event less than 100% of the fair market value of a share of Common Stock at the time such option is granted.

   Notwithstanding the paragraph above, the Board may grant NSOs at exercise prices less than the fair market value of the Company's Common Stock on the date of grant subject to the Company's Special Reserve. To date, the Company has not granted stock options at exercise prices less than fair market value on the date of grant.

   The term of each option will be fixed by the Board but may not exceed ten years from the date of grant in the case of ISOs. The Board will determine the time or times each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Board.

   The exercise price of options granted under the 1990 Incentive Plan, including applicable withholding, must be paid in full by cash, check, promissory note, Common Stock with a fair market value on the exercise date equal to the aggregate exercise price of the options or delivery of an irrevocable subscription agreement. The Board has authorized as payment the delivery of a properly executed exercise notice and irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price. The Board may also authorize payment by any combination of the foregoing methods.

   Under the 1990 Incentive Plan, in the event of termination of an optionee's employment or consultancy for any reason, including retirement, an option may thereafter be exercised (to the extent it was exercisable on the date of termination) within such time period as is determined by the Board (which shall be no more than 90 days in the case of an ISO), subject to the stated term of the option. If the Board has determined that an employee was discharged for just cause, such employee shall have no further rights under the 1990 Incentive Plan. If an optionee's employment or consultancy is terminated by reason of the optionee's death, the option will be exercisable for such period following death as is determined by the Board subject to the stated term of the option.

   The granting of stock options under the 1990 Incentive Plan by the Board is subjective and is dependent upon, among other things, an employee's individual performance. Therefore, future option grants to executive officers or employees under the 1990 Incentive Plan are not determinable. See "--Participation in the 1990 Incentive Plan." In August 1994, the 1990 Incentive Plan was amended (which amendment was approved by the stockholders on November 2, 1994 at the 1994 Annual Meeting) in order to limit the number of shares subject to an option that may be granted to any employee in any one fiscal year to 150,000 shares. In addition, an employee may also receive a one-time grant of up to 200,000 shares upon acceptance of employment with the Company.

  STOCK APPRECIATION RIGHTS

   The Board may also grant non-transferable Stock Appreciation Rights ("SARs") in conjunction with related options, entitling the holder upon exercise to receive an amount in any combination of cash or Common Stock (as determined by the Board) equal in value to the excess of the fair market value of the shares covered by such SAR on the date of exercise over the aggregate exercise price of the related option for such shares. The exercise of an SAR will result in cancellation of the related option or, conversely the exercise of the related option will result in cancellation of the SAR. No SARs had been granted under the 1990 Incentive Plan as of September 5, 1995.

  STOCK PURCHASE RIGHTS

   The Board may grant participants Stock Purchase Rights to purchase stock either alone, in addition to, or in tandem with other awards under the 1990 Incentive Plan and/or cash awards made outside of the 1990 Incentive Plan (at a price of not more than $0.00067 per share, the par value of the Company's Common Stock, in the case of participants who are subject to Section 16(b) of the Exchange Act) for limited periods of up to 60 days under such terms, conditions and restrictions as the Board may apply. Other than Stock Purchase Rights granted under the Special Reserve, the stock so purchased will be subject to the Company's repurchase option exercisable upon the voluntary or involuntary termination of employment of the employee. The repurchase option applicable to shares of stock so granted (other than shares granted under the Special Reserve) shall lapse as to not more than 50% of the shares subject to the Stock Purchase Right on a date not earlier than 2 1/2 years from the date of grant and as to the remaining shares on a date not earlier than 5 years from the date of grant. Stock Purchase Rights granted from the Special Reserve shall be subject to such vesting restrictions as determined in the discretion of the Board.

   The granting of Stock Purchase Rights under the 1990 Incentive Plan by the Board is subjective and is tied to an employee's individual performance. Such rights are most commonly granted to new key employees and, less frequently, to executive officers to reward extraordinary performance or to aid in retention. See "Report of Compensation Committee of the Board on Executive Compensation." Therefore, future grants of Stock Purchase Rights to any employee under the 1990 Incentive Plan are not determinable.

  LONG-TERM PERFORMANCE AWARDS

   The Board may also grant long-term performance awards under the 1990 Incentive Plan ("Long-Term Performance Awards"). Such awards are bonus awards that shall be payable in cash or Common Stock and shall be based on the Company, subsidiary and/or individual performance factors or upon such other criteria as the Board may deem appropriate. Performance factors may vary from participant to participant, group to group, and period to period.

   No Long-Term Performance Awards were granted to any employee during the last fiscal year.

  DEFERRALS UNDER THE PLAN

   The Board may also permit participants to elect to defer receipt of benefits under the 1990 Incentive Plan or make automatic deferrals. The Board may also provide and determine the amount of any deemed earnings for amounts deferred under the 1990 Incentive Plan.

  ADJUSTMENTS FOR STOCK DIVIDENDS, MERGERS AND OTHER EVENTS

   The Board is authorized to make appropriate adjustments in connection with outstanding awards under the 1990 Incentive Plan to reflect stock dividends, stock splits and similar events. In the event of a merger, liquidation or similar event, the Board in its discretion may provide for substitution or adjustment in, or may accelerate or adjust, such awards.

  AMENDMENT AND TERMINATION

   The Board may amend, alter or discontinue the 1990 Incentive Plan at any time, but such amendment, alteration or discontinuation shall not adversely affect any stock options, SARs, Stock Purchase Rights, or Long-Term Performance Awards then outstanding under the 1990 Incentive Plan, without the participant's consent. Subject to the specific terms of the 1990 Incentive Plan described above, the Board may accelerate any award or option or waive any conditions or restrictions pertaining to such award or option at any time.

   In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act or Section 422A of the Code (or any other applicable law or regulation), the Company shall obtain stockholder approval of any 1990 Incentive Plan amendment in such a manner and to such a degree as is required.

CERTAIN UNITED STATES FEDERAL INCOME TAX INFORMATION

   The following is only a brief summary of the effect of federal income taxation upon the recipient and the Company under the 1990 Incentive Plan based upon the Code. This summary does not purport to be complete and does not discuss the income tax laws of any municipality, state or country outside of the United States in which an optionee may reside.

  STOCK OPTIONS

   If an option granted under the 1990 Incentive Plan is an ISO, the optionee will recognize no income upon grant of the ISO and will incur no tax liability due to the exercise unless the optionee is subject to the alternative minimum tax. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an ISO regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after grant of the ISO and one year after exercise by the optionee, any gain (or loss) will be treated as long-term capital gain (or loss). If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. A different rule for measuring ordinary income upon such premature disposition may apply if the optionee is subject to Section 16 of the Exchange Act. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain (or loss) recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as capital gain (or loss).

   All options that do not qualify as ISOs are taxed as NSOs. An optionee will not recognize any taxable income at the time he or she is granted an NSO. However, upon the exercise of an NSO, the optionee will recognize ordinary income measured by the excess of the then fair market value of the shares over the option price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired or where the optionee is subject to
Section 16 of the Exchange Act, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. The income recognized by an optionee who is also an employee of the Company will be subject to tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain (or loss). The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of an NSO.

  STOCK APPRECIATION RIGHTS

   A recipient will not recognize any taxable income in connection with the grant of an SAR in connection with a stock option. On exercise of an SAR, the recipient will generally recognize ordinary income in the year of exercise in an amount equal to the difference between the exercise price (if any) of the SAR and the fair market value of the SAR (computed with reference to the Common Stock of the Company) at the time of exercise. If the recipient is an employee, such amount will be subject to withholding by the Company. As a general rule, the Company will be entitled to a tax deduction in the amount and at the time the recipient recognizes ordinary income with respect to the SAR.

   If the recipient receives shares of Common Stock of the Company upon exercise of an SAR, the tax consequences on purchase and sale of such shares will be the same as those discussed above for NSOs.

STOCK PURCHASE RIGHTS

   Stock Purchase Rights will generally be subject to the tax consequences discussed above for NSOs.

  LONG-TERM PERFORMANCE AWARDS

   A recipient generally will not recognize any taxable income in connection with the grant of a Long-Term Performance Award. At the time the performance award vests (unless a Section 83(b) election is timely filed at the time of grant), the recipient will generally recognize ordinary income in an amount equal to the fair market value of the award (computed with reference to the Common Stock of the Company) at the time of vesting. The recipient will be subject to the tax consequences discussed above for NSOs. If the recipient is an employee, any amount included in income will be subject to withholding by the Company. As a general rule, the Company will be entitled to a tax deduction in the amount and at the time the recipient recognizes ordinary income with respect to the Long-Term Performance Award included as ordinary income by the recipient.

  CAPITAL GAINS

   Under current law, the tax rate on net capital gain (net long-term capital gain minus short-term capital loss) is capped at 28%. In addition, capital losses are allowed in full against capital gains plus $3,000 of other income.

  PARTICIPATION IN THE 1990 INCENTIVE PLAN

   The grant of options, SARs, Stock Purchase Rights, stock bonus awards and Long-Term Performance Awards under the 1990 Incentive Plan to employees, including the executive officers named in the Summary Compensation Table (the "Named Officers"), is subject to the discretion of the Board. As of the date of this proxy statement, there has been no determination by the Board with respect to future awards under the 1990 Incentive Plan. Accordingly, future awards are not determinable. Non-employee directors are not eligible to participate in the 1990 Incentive Plan. No SARs, stock bonus awards or Long-Term Performance Awards were granted during the last fiscal year. No Named Officers were granted Stock Purchase Rights during the last fiscal year. During the last fiscal year all current executive officers as a group were granted Stock Purchase Rights to purchase an aggregate of 19,800 shares of Common Stock at $0.00067 per share and all other employees as a group were granted Stock Purchase Rights to purchase an aggregate of 28,600 shares of Common Stock at $0.01 per share. The following table sets forth information with respect to the grant of options to the Named Officers, to all current executive officers as a group and to all other employees as a group during the last fiscal year:

                            AMENDED PLAN BENEFITS
                             1990 INCENTIVE PLAN


                                                                WEIGHTED AVERAGE
                                                                    EXERCISE
NAME OF INDIVIDUAL                        SECURITIES UNDERLYING  PRICE PER SHARE
                                           OPTIONS GRANTED (#)       ($/SH)
---------------------------------------- --------------------- -----------------
Scott G. McNealy ........................     150,000             $33.375
Chairman of the Board,
President and Chief Executive Officer,
Sun Microsystems, Inc.
Lawrence W. Hambly ......................      50,000              33.375
President, SunService Division,
a division of Sun Microsystems, Inc.
William J. Raduchel .....................      60,000              33.375
Vice President,
Corporate Planning and Development
and Chief Information Officer,
Sun Microsystems, Inc.
Joseph P. Roebuck .......................      12,000              33.375
Vice President,
Worldwide Field Operations,
Sun Microsystems Computer Company,
a division of Sun Microsystems, Inc.
Edward J. Zander ........................      60,000              33.375
President,
Sun Microsystems Computer Company
All current executive officers as a
group ...................................     812,500              33.910
All other employees as a group ..........   2,767,370              34.693

REQUIRED VOTE AND RECOMMENDATION

   The amendment to the 1990 Incentive Plan, as described above, requires the affirmative vote of the holders of not less than a majority of the Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting ("Votes Cast") under Delaware Law. Votes that are cast against the proposal will be counted only for purposes of determining (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to the proposal. An abstention will have the same effect as a vote against this Proposal III. A broker non-vote will be counted for purposes of determining whether a quorum is present, but will not be counted as a Vote Cast.

   MANAGEMENT RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE 1990 LONG-TERM EQUITY INCENTIVE PLAN.

                                 PROPOSAL IV
                          APPROVAL OF SECTION 162(M)
                    PERFORMANCE-BASED EXECUTIVE BONUS PLAN

HISTORY

   In 1993, the Internal Revenue Code (the "Code") was amended to add Section 162(m). Section 162(m) precludes the Company from taking a tax deduction for individual compensation in excess of $1 million to each of the Company's highest paid executives. There are, however, certain exceptions to this limitation, specifically for compensation that is performance-based within the meaning of
Section 162(m) and approved by the stockholders.

   In August 1995, the Compensation Committee of the Board of Directors approved the adoption of the Company's Section 162(m) Performance-Based Bonus Plan (the "Bonus Plan"). In order to qualify the Bonus Plan under new Section 162(m) of the Code and maximize the deductibility by the Company of bonus payments made to executive officers, the Board of Directors and its Compensation Committee directed that the Bonus Plan be submitted to the stockholders of the Company for their approval at the 1995 Annual Meeting.

   A summary of the essential features of the Bonus Plan is as follows:

PURPOSE

   The purpose of this Bonus Plan is to motivate executives to achieve the Company's financial, operational and management performance objectives and to reward them when those objectives are met. Bonuses under the Bonus Plan are based on objective criteria. The Company maintains and will continue to maintain a similar bonus plan for other employees of the Company, which will remain unchanged.

ADMINISTRATION BY THE COMMITTEE

   The Bonus Plan will be administered by a committee (the "Committee") consisting of at least two members of the Board, all of which members qualify as "outside directors" within the meaning of Section 162(m) of the Code.

COVERED INDIVIDUALS

   Participants in the Bonus Plan are chosen solely at the discretion of the Committee. All corporate executive officers of the Company are eligible to participate in the Bonus Plan (currently ten individuals). No person is automatically entitled to participate in the Bonus Plan in any plan year.

AMOUNT AND PAYMENT OF BONUS

   Prior to the beginning of the applicable fiscal year (or prior to such other date as may be permitted under Code Section 162(m)), the Committee determines a dollar-denominated target award opportunity for each participant based on the participant's salary and level of responsibility and approves corporate, financial and business performance measures for such fiscal year, consistent with the Company's annual business plan. The Committee shall base its performance measures and targets on one or more of various financial metrics, including earnings per share, revenue, operating income, profitability and return on assets (including return on assets before interest and taxes, asset turns and inventory turns). In addition, the Committee may also base certain performance measures on customer quality and satisfaction indices and metrics; market share criteria; product development, introduction and volume criteria; internal operational criteria and management objectives.

   A participant's bonus payment is determined based on the Company's achievement of the above performance measures for the fiscal year. Annual bonus payments are made in cash as soon as practicable following determination of the amount of the bonus, provided that, at the discretion of the Committee, a participant may, subject to such terms and conditions as the Committee may determine, elect to defer all or any part of any bonus by complying with such procedures as the Committee may prescribe. No bonus amount in excess of $5,000,000 will be paid to any participant in any fiscal year. The Committee shall certify in writing that all performance goals are met prior to the payment of any bonus amounts under the Plan.

   The Committee approved the performance measures applicable to the designated individuals for fiscal 1996 at its meeting held in August 1995.

ESTIMATE OF BENEFITS

   Due to the fact the performance criteria under the Bonus Plan relate to measurements that are only determinable at the end of fiscal year 1996, the amounts that will be paid or would have been paid pursuant to the Bonus Plan had it been in effect during the last fiscal year are not currently determinable.

AMENDMENT AND TERMINATION

   The Committee may terminate the Bonus Plan, in whole or in part, and may amend the Bonus Plan from time to time. Plan amendments will require stockholder approval only if required under Section 162(m) of the Code.

FEDERAL INCOME TAX CONSEQUENCES

   Under present federal income tax law, participants will realize ordinary income equal to the amount of the award received in the year of receipt. The Company will receive a deduction for the amount constituting ordinary income to the participant, provided that the Bonus Plan satisfies the requirements of Code
Section 162(m), which limits the deductibility of non-performance related compensation paid to certain corporate executives. It is the Company's intention that the Bonus Plan be adopted and administered in a manner that maximizes the deductibility of compensation for the Company under Section 162(m).

VOTE REQUIRED

   The affirmative vote of the holders of not less than a majority of the Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting ("Votes Cast") will be required to approve the adoption of the Bonus Plan. Votes that are against the proposal will be counted only for purposes of determining (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to the proposal. An abstention will have the same effect as a vote against this Proposal IV. A broker non-vote will be counted for purposes of determining whether a quorum is present, but will not be counted as a Vote Cast.

   MANAGEMENT RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE SECTION 162(M) PERFORMANCE-BASED EXECUTIVE BONUS PLAN.

                NOTICE OF APPOINTMENT OF INDEPENDENT AUDITORS

   The Board of Directors has selected Ernst & Young, LLP, independent auditors, to audit the consolidated financial statements for the fiscal year ending June 30, 1996. Ernst & Young, LLP has served as the Company's independent auditors since 1982. Notwithstanding the selection, the Board, in its discretion, may direct appointment of new independent auditors at any time during the year, if the Board feels that such a change would be in the best interests of the Company and its stockholders. Representatives of Ernst & Young, LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                                OTHER MATTERS

   The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.
THE BOARD OF DIRECTORS

Dated: September 20, 1995

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
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                             SUN MICROSYSTEMS, INC.
                      1995 ANNUAL MEETING OF SHAREHOLDERS


   The undersigned stockholder of Sun Microsystems, Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated September 20, 1995, and hereby appoints Scott G. McNealy and Michael H. Morris or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1995 Annual Meeting of Stockholders of Sun Microsystems, Inc. to be held on Wednesday, November 1, 1995 at 9:00 a.m., local time, at the Company's Menlo Park offices at 11 Network Circle (Building 11, Crossroads Conference Room, #2150), Willow Road at Bayfront Expressway, Menlo Park, California, and at any adjournment(s) or postponement(s) thereof,and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

     CONTINUED AND TO BE SIGNED ON REVERSE SIDE.  SEE REVERSE SIDE.


   THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS IN DICATED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED BELOW, FOR THE AMENDMENT TO THE 1990 EMPLOYEE STOCK PURCHASE PLAN, FOR THE AMENDMENT TO THE 1990 LONG-TERM EQUITY INCENTIVE PLAN, FOR THE APPROVAL OF THE
SECTION 162(m) PERFORMANCE-BASED EXECUTIVE BONUS PLAN, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

1.   ELECTION OF DIRECTORS:

Nominees: Scott G. McNealy; L. John Doerr; Judith L. Estrin; Robert J. Fisher; Robert L. Long; M. Kenneth Oshman; A. Michael Spence.


FOR / /             WITHHELD   / /
                    FROM ALL
                    NOMINEES

/ /
   --------------------------------------
For all nominees except withhold authority from nominees written on line above

2.   AMENDMENT TO THE 1990 EMPLOYEE STOCK PURCHASE PLAN:

   Proposal to approve the amendment to the 1990 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 3,900,000 shares, from 7,550,000 shares to 11,450,000 shares;

   / /   FOR     / /   AGAINST       / /   ABSTAIN

3.   AMENDMENT TO THE 1990 LONG-TERM EQUITY INCENTIVE PLAN:

   Proposal to approve the amendment to the 1990 Long-Term Equity Incentive Plan in order to increase the number of shares of Common Stock reserved for issuance thereunder by 12,100,000 shares, from 13,250,000 shares to 23,350,000 shares;

   / /   FOR     / /   AGAINST       / /   ABSTAIN


4.     APPROVAL OF EXECUTIVE BONUS PLAN:

   Proposal to approve  the Section  162(m)  Performance-Based  Executive  Bonus
Plan;

   / /   FOR     / /   AGAINST       / /   ABSTAIN

and, in their discretion, upon such other matter or matters which may properly come before the meet ing or any adjournment or adjournments thereof.

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary ca pacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW    / /

Signature: _________________________     Date __________________________

Signature: _________________________     Date __________________________

                             SUN MICROSYSTEMS, INC.

                        1990 EMPLOYEE STOCK PURCHASE PLAN

                          (Last amended August 9, 1995)



     The following constitute the provisions of the 1990 Employee Stock Purchase Plan of Sun Microsystems, Inc.

     1. Purpose. The purpose of the Plan is to provide Employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an Employee Stock Purchase Plan" under
Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2. Definitions.

        (a) "Board" shall mean the Board of Directors of the Company.

        (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (c) "Committee" shall mean a Committee designated by the Board to administer the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board and any references herein to the Committee shall be construed as references to the Board.

        (d) "Common Stock" shall mean the Common Stock, $0.00067 par value (as adjusted from time to time), of the Company.

        (e) "Company" shall mean Sun Microsystems, Inc., a Delaware corporation.

        (f) "Compensation", unless otherwise determined by the Committee, shall mean regular straight time gross earnings, variable compensation for field sales personnel, certain incentive bonuses, payments for overtime, shift
premium,  lead  pay  and  automobile   allowances,   but  shall   exclude  other
compensation.

        (g) "Designated  Subsidiary"   shall mean any Subsidiary  which has been
designated by the Committee from time to time in its sole discretion as eligible to participate in the Plan.

        (h) "Employee" shall mean any individual whose customary employment with the Company or any Designated Subsidiary is at least 20 hours per week and more than five months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company; provided that where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

        (i) "Enrollment Date" shall mean the first day of each Offering Period.

        (j) "Exercise Date" shall mean the last day of each Exercise Period.

        (k) "Exercise Period" shall mean a period commencing on an Enrollment Date or on the day after an Exercise Date and which is of such duration as the Committee shall determine.

        (l) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

               (i) the last reported sale of the Common Stock of the Company on the NASDAQ National Market System or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices, or

               (ii) if such Common Stock shall then be listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or

               (iii) if such Common Stock shall not be quoted on such National Market System nor listed or admitted to trading on a national securities exchange, then the average of the closing bid and asked prices, as reported by The Wall Street Journal for the over-the-counter market, or

               (iv) if none of the foregoing is applicable, then the fair market value of a share of Common Stock shall be determined by the Committee in its discretion.

        (m) "Offering Period" shall mean the period beginning with the date an option is granted under the Plan and ending with the date determined by the Committee. During the term of the Plan, the duration of each Offering Period shall be determined from time to time by the Committee, provided that no Offering Period may exceed 27 months in duration. If determined by the Committee, an Offering Period may include one or more Exercise Periods.

        (n) "Plan" shall mean this 1990 Employee Stock Purchase Plan.

        (o) "Purchase  Price"   shall  mean an  amount  equal to 85% of the Fair
Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

        (p) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

        (q) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or by a
Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or by a Subsidiary.

        (r) "Trading Day" shall mean a day on which national stock exchanges and the National Association of Securities Dealers Automated Quotation (NASDAQ) System are open for trading.

     3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the total number of shares reserved and available for issuance pursuant to the Plan shall be 11,450,000. The shares may be either authorized but unissued or reacquired Common Stock.

     4. Eligibility.

        (a) Any Employee as defined in Section 2 who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

        (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) which permits his or her rights to purchase stock in any calendar year under all employee stock purchase plans of the Company and its Subsidiaries to exceed $25,000 worth of stock (determined at the Fair Market Value of the shares at the time such option is granted).

     5. Offering Periods. The Plan shall be implemented by consecutive Offering Periods, each consisting of such number of Exercise Periods as the Committee shall determine, and shall continue until terminated in accordance with Section 20 hereof. The first Offering Period shall commence on a date to be determined by the Committee. The Committee shall have the power to change the duration of Offering Periods and Exercise Periods with respect to future offerings without stockholder approval if such change is announced at least 15 days prior to the scheduled beginning of the first Offering Period and Exercise Period to be affected.

     6. Participation.

        (a) An eligible Employee may become a participant in any Offering Period under the Plan only by completing a subscription agreement authorizing payroll deductions in form and substance satisfactory to the Committee and filing it with the Company during the open enrollment period prior to the applicable Enrollment Date, unless a later time for filing the subscription agreement is set by the Committee for all eligible Employees with respect to a given Offering Period.

        (b) Payroll deductions for a participant shall commence on the first payday following the Enrollment Date and shall continue until terminated by the participant as provided in Section 11.

     7. Payroll Deductions.

        (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made (under this Plan and all employee stock purchase plans of the Company) on each payday during the Offering Period in an amount not exceeding a total of 10% (or such other percentage as the Committee may determine) of the Compensation which he or she receives on each payday during the Offering Period, and the aggregate of such payroll deductions (under this Plan and all employee stock purchase plans of the Company) during the Offering Period shall not exceed a total of 10% (or such other percentage as the Committee may determine) of the participant's Compensation during said Offering Period.

        (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

        (c) A participant may discontinue his or her participation in the Plan as provided in Section 11. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in
Section 11. To increase or decrease the rate of payroll deductions (within the limitations of Section 7(a)), (i) with respect to the next Offering Period, a participant must complete and file with the Company during the open enrollment period prior to the Enrollment Date for such Offering Period, or (ii) with respect to the next Exercise Period within the same Offering Period, a participant must complete and file with the Company prior to the commencement of the new Exercise Period within such Offering Period, a new subscription agreement authorizing a change in payroll deduction rate. Except in the case of authorized leaves of absence (which shall be governed by Section 11(c) below), such change in rate shall be effective at the beginning of the next Offering Period or Exercise Period, as the case may be, following the Company's receipt of the new subscription agreement.

        (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 4(b) herein, a participant's payroll deductions may be decreased to 0% by the Company at such time during any Exercise Period which is scheduled to end during the current calendar year (the "Current Exercise Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan (and any other employee stock purchase plans of the Company) in a prior Exercise Period which ended during the current calendar year plus all payroll deductions accumulated with respect to the Current Exercise Period equals $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Exercise Period which is scheduled to end in a subsequent calendar year, unless terminated by the participant as provided in
Section 11.

        (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of by the participant, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefit attributable to sale or early disposition by the participant of Common Stock under the Plan.

     8. Grant of Option. On the Enrollment Date of each Offering Period, each eligible participant in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to the number of shares of the Company's Common Stock determined by dividing such participant's payroll deductions accumulated prior to or on such Exercise Date and retained in the participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall a participant be permitted to purchase during any Offering Period more than the number of shares determined to be the maximum permissible number (the Option Cap") by the Committee with respect to the Offering Period prior to the Enrollment Date. In the event that the Committee does not establish an Option Cap prior to the Enrollment Date, the Option Cap shall be the number of shares determined by dividing $100,000 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 4(b), 7(d) and 13 hereof. Exercise of the option shall occur as provided in Section 9, unless the participant has withdrawn pursuant to Section 11, and such option shall expire on the last day of the Offering Period.

     9. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 11 below, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased. Any payroll deductions remaining in a participant's account after an Exercise Date shall be retained in the participant's account until the next Exercise Date within such Offering Period, unless an over-subscription exists (as defined in Section 13(a)) or the Offering Period has terminated with such Exercise Date, in which event such amount shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

     10. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of either a certificate representing the shares purchased upon exercise of his or her option or other evidence of purchase.

     11. Withdrawal; Termination of Employment.

        (a) A participant may withdraw all (but not less than all) the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time prior to the close of an Exercise Period by giving written notice to the Company in form and substance satisfactory to the Committee. Such notice shall state whether the participant is withdrawing only from the applicable Exercise Period or entirely from the Offering Period. All of the participant's payroll deductions credited to his or her account will be paid to such participant as promptly as practicable after receipt of notice of withdrawal and such participant's option for the current Offering Period or Exercise Period (as specified in the notice) will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period or Exercise Period, as applicable. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement during the open enrollment period preceding the commencement of a subsequent Offering Period. If a participant withdraws from an Exercise Period, payroll deductions will not resume at the beginning of any succeeding Exercise Period within the same Offering Period unless written notice is delivered to the Company in form and substance satisfactory to the Committee within the open enrollment period preceding the commencement of the Exercise Period directing the Company to resume payroll deductions.

        (b) Upon a participant's ceasing to be an Employee for any reason or upon termination of a participant's employment relationship (as described in Section 2(g)), the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and such participant's option will be automatically terminated.

        (c) In the event a participant fails to remain an Employee of the Company for at least 20 hours per week during an Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his or her account will be returned to such participant and such participant's option terminated; provided that (i) if an Employee shall take an unpaid leave of absence approved by the Company in accordance with Section 2(g) of this Plan of more than 30 days during an Offering Period in which the Employee is a participant, he or she will be deemed to have withdrawn from the applicable Exercise Period on the 31st day of such leave, and (ii) if an Employee shall take a paid leave of absence approved by the Company in accordance with Section 2(g) of this Plan of more than 90 days during an Offering Period in which the Employee is a participant, he or she will be deemed to have withdrawn from the applicable Exercise Period on the earlier of (aa) the 91st day if the Employee is paid for the entire 90 day leave, or
(bb) the last day upon which the Employee is paid provided he or she is paid for at least 30 days. On the date upon which the Employee shall be deemed to have withdrawn from the applicable Exercise Period, the payroll deductions credited to his or her account will be returned to him or her, but he or she shall continue to be a participant in the applicable Offering Period during such authorized leave of absence until and unless such authorized leave of absence terminates without his or her returning to his or her employment with the Company.

        (d) A participant's withdrawal from an Exercise Period (but not from the Offering Period) will not have any effect upon his or her ability to participate in subsequent Exercise Periods during the same Offering Period. However, a participant's withdrawal from an Offering Period makes him or her ineligible for future participation in that Offering Period. Withdrawal from an Exercise Period or from an Offering Period will not have any effect upon a participant's eligibility to participate in a succeeding Offering Period of the Plan or in any similar plan which may hereafter be adopted by the Company, provided that a participant may elect to participate in a succeeding Offering Period only during the open enrollment period for such Offering Period and may not participate concurrently in more than one Offering Period.

        (e) Notwithstanding the foregoing, unless otherwise determined by the Committee, if the Fair Market Value on the Enrollment Date of an Offering Period in which a participant is enrolled (the "Current Offering Period") is greater than the Fair Market Value on the Enrollment Date of a succeeding Offering Period (the "Succeeding Offering Period"), the participant's enrollment in the Current Offering Period automatically will be terminated immediately following the exercise of his or her option under the Current Offering Period on the Exercise Date that occurs immediately prior to the Enrollment Date of the Succeeding Offering Period, and the participant automatically will be enrolled in the Succeeding Offering Period, unless the participant elects to remain in the former Offering Period by delivery to the Company of a written notice in form and substance satisfactory to the Committee.

     12. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

     13.  Stock.

        (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan, as set forth in Section 3 hereof, is subject to adjustment upon changes in capitalization of the Company as provided in Section 19. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan (an "over-subscription"), the Committee shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

        (b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

        (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant.

     14. Administration. The Plan shall be administered by the Board or a Committee of members of the Board appointed by the Board, as necessary to comply with the applicable restrictions of Rule 16b-3, if any. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its Committee shall, to the full extent permitted by law, be final and binding upon all parties.

     15. Designation of Beneficiary.

        (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option.

        (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     16. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from an Offering Period in accordance with Section 11.

     17. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate funds from such payroll deductions.

     18. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     19. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves, as well as the price per share of Common Stock covered by each outstanding option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

          In the event of the proposed dissolution or liquidation of the Company, the Exercise Period and the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period (and, if applicable, the Exercise Period) then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Committee shortens the Offering Period (and the Exercise Period, if applicable) then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify each participant in writing, at least 10 days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise

Date, unless prior to such date he or she has withdrawn from the Offering Period or the Exercise Period as provided in Section 11. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the
Committee may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

          The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

     20. Amendment or Termination.

        (a) The Board may at any time and for any reason amend or terminate the Plan. Except as provided in Section 19, no such termination can affect options previously granted, provided that the Plan (and any Offering Period thereunder) may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 19, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary and desirable to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as is required thereby.

        (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Committee shall be entitled to change the Offering Periods, establish the exchange ratio applicable to amounts withheld in a currency other than United States dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable which are consistent with the Plan.

     21. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law of the United States or other country or jurisdiction, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or quotation system upon which the shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     23. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of 20 years unless sooner terminated under Section 20.

                             SUN MICROSYSTEMS, INC.


                      1990 LONG-TERM EQUITY INCENTIVE PLAN


                        (Last amended on August 9, 1995)



     1. Purpose of the Plan. The purpose of the Sun Microsystems, Inc. 1990 Long-Term Equity Incentive Plan is to enable Sun Microsystems, Inc. to provide an incentive to eligible employees, consultants and Officers whose present and potential contributions are important to the continued success of the Company, to afford them an opportunity to acquire a proprietary interest in the Company, and to enable the Company to enlist and retain in its employ the best available talent for the successful conduct of its business. It is intended that this purpose will be effected through the granting of (a) stock options, (b) stock purchase rights, (c) stock appreciation rights, and (d) long-term performance awards.

     2. Definitions. As used herein, the following definitions shall apply:

        (a) "Board" means the Board of Directors of the Company.

        (b) "Code" means the Internal Revenue Code of 1986, as amended.

        (c) "Committee" means the Committee or Committees referred to in Section 5 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

        (d) "Common Stock" means the Common Stock, $0.00067 par value (as adjusted from time to time), of the Company.

        (e) "Company" means Sun Microsystems, Inc., a corporation organized under the laws of the state of Delaware, or any successor corporation.

        (f) "Director" means a member of the Board.

        (g) "Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

        (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (i) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

             (i) the last reported sale price of the Common Stock of the Company on the NASDAQ National Market System or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices, or

             (ii) if such Common Stock shall then be listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or

             (iii) if such Common Stock shall not be quoted on such National Market System nor listed or admitted to trading on a national securities exchange, then the average of the closing bid and asked prices, as reported by The Wall Street Journal for the over-the-counter market, or

             (iv) if none of the foregoing is applicable, then the Fair Market Value of a share of Common Stock shall be determined by the Board in its discretion.

        (j) "Incentive Stock Option" means an Option intended to be and designated as an Incentive Stock Option" within the meaning of Section 422 of the Code.

        (k) "Long-Term Performance Award" means an award under Section 10 below. A Long-Term Performance Award shall permit the recipient to receive a cash or stock bonus (as determined by the Committee) upon satisfaction of such performance factors as are set out in the recipient's individual grant. Long-Term Performance Awards will be based upon the achievement of Company, Subsidiary and/or individual performance factors or upon such other criteria as the Committee may deem appropriate.

        (l) "Nonstatutory Stock Option" means any Option that is not an Incentive Stock Option.

        (m) "Officer"   means an officer of the  Company  within the  meaning of
Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (n) "Option" means any option to purchase shares of Common Stock granted pursuant to Section 7 below.

        (o) "Outside Director" means a Director who is not an employee of the Company.

        (p)  "Plan"  means  this  1990  Long-Term  Equity   Incentive  Plan,  as
hereinafter amended from time to time.

        (q) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 9 below.

        (r) "Right" means and includes Stock Appreciation Rights and Stock Purchase Rights granted pursuant to the Plan.

        (s) "Special Reserve" means a number of shares reserved and available for issuance under the terms of the Plan equal to 3% of the total shares reserved under the Plan as determined by and set forth under Section 4 below as such section may be amended from time to time in accordance with the terms of this Plan.

        (t) "Stock Appreciation Right" means an award made pursuant to Section 8 below, which right permits the recipient to receive an amount of Common Stock or cash equal in value to the difference between the Fair Market Value of Common Stock on the date of grant of the Option and the Fair Market Value of Common Stock on the date of exercise of the Stock Appreciation Right.

        (u) "Stock Purchase Right" means the right to purchase Common Stock pursuant to a restricted stock purchase agreement entered into between the Company and the purchaser under Section 9 below.

        (v) "Subsidiary" means a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or by a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or by a Subsidiary.

     In addition, the term "Rule 16b-3", the term "Performance Period" and the terms "Tax Date" and "Insiders" shall have meanings set forth in Section 5(a),
Section 10 and Section 11, respectively.

     3. Eligible Participants. Any Officer, consultant, or other employee of the Company or of a Subsidiary whom the Committee deems to have the potential to contribute to the future success of the Company shall be eligible to receive awards under the Plan; provided, however, that any Options intended to qualify as Incentive Stock Options shall be granted only to employees of the Company or its Subsidiaries.

     4. Stock Subject to the Plan. Subject to Sections 12 and 13, the total number of shares of Common Stock reserved and available for distribution pursuant to the Plan shall be 25,350,000 shares. Subject to Sections 12 and 13 below, if any shares of Common Stock that have been optioned under an Option cease to be subject to such Option (other than through exercise of the Option), or if any Right, Option or Long-Term Performance Award granted hereunder is forfeited or any such award otherwise terminates prior to the issuance to the participant of Common Stock, the shares (if any) that were reserved for issuance pursuant to such Right, Option or Long-Term Performance Award shall again be available for distribution in connection with future awards or Option grants under the Plan; provided, however, that shares of Common Stock that have actually been issued under the Plan, whether upon exercise of an Option or Right or in satisfaction of a Long-Term Performance Award, shall not in any event be returned to the Plan and shall not become available for future distribution under the Plan.

     5. Administration.

        (a) Composition of Administrator.

             (i) Multiple Administrative Bodies. If permitted by Rule 16b-3 promulgated under the Exchange Act or any successor rule thereto, as in effect at the time that discretion is being exercised with respect to the Plan (Rule 16b-3"), and by the legal requirements relating to the administration of stock plans such as the Plan, if any, of applicable securities laws, Delaware corporate law and the Code (collectively, the "Applicable Laws"), the Plan may (but need not) be administered by different administrative bodies with respect to (A) Directors who are not employees, (B) Directors who are employees, (C) Officers who are not Directors and (D) Employees who are neither Directors nor Officers.

             (ii) Administration with respect to Directors and Officers. With respect to grants of Options, Rights and Long-Term Performance Awards to eligible participants who are Officers or Directors of the Company, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted (I) in such a manner as to permit the Plan to comply with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan and
(II) in such a manner as to satisfy the Applicable Laws.

             (iii) Administration with respect to Other Persons. With respect to grants of Options to eligible participants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

             (iv) General. Once a Committee has been appointed pursuant to subsection (ii) or (iii) of this Section 5(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under subsection (ii), to the extent permitted by Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan.

        (b) Authority. A Committee, if there be one, shall have full power to implement and carry out the Plan, subject to the general purposes, terms, and conditions of the Plan and to the direction of the Board (including the specific duties delegated by the Board to such Committee), which power shall include, but not be limited to, the following:

             (i) to select the Officers,  consultants and other employees of the
Company  and/or   its  Subsidiaries  to whom  Options,  Rights  and/or Long-Term
Performance Awards may from time to time be granted hereunder;

             (ii) to determine whether and to what extent Options, Rights and/or Long-Term Performance Awards, or any combination thereof, are granted hereunder;

             (iii) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

             (iv) to approve forms of agreement for use under the Plan;

             (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion);

             (vi) to determine whether and under what circumstances an Option may be settled in cash or Restricted Stock under Section 7(j) instead of Common Stock;

             (vii) to determine the form of payment that will be acceptable consideration for exercise of an Option or Right granted under the Plan;

             (viii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

             (ix) to reduce the exercise price of any Option or Right;

             (x) to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Rights.

        The Committee shall have the authority to construe and interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.

     6. Duration of the Plan. The Plan shall remain in effect until terminated by the Board under the terms of the Plan, provided that in no event may Incentive Stock Options be granted under the Plan later than October 15, 2000, 10 years from the date the Plan was adopted by the Board.

     7. Stock Options. The Committee, in its discretion, may grant Options to eligible participants and shall determine whether such Options shall be Incentive Stock Options or Nonstatutory Stock Options. Each Option shall be evidenced by a written Option agreement which shall expressly identify the Option as an Incentive Stock Option or as a Nonstatutory Stock Option, and be in such form and contain such provisions as the Committee shall from time to time deem appropriate. Without limiting the foregoing, the Committee may, at any time, or from time to time, authorize the Company, with the consent of the respective recipients, to issue new Options including Options in exchange for the surrender and cancellation of any or all outstanding Options or Rights. Option agreements shall contain the following terms and conditions:

        (a) Exercise Price; Number of Shares. The exercise price of the Option, which shall be approved by the Committee, must be equal to or greater than the Fair Market Value of the Common Stock at the time the Option is granted; provided, however, that in the case of a Nonstatutory Stock Option, the price may be less than (but no less than 85%) of the Fair Market Value of the Common Stock on the date the Option is granted, if such Option is granted, in the discretion of the Board or Committee, as the case may be, expressly in lieu of a reasonable amount of salary or compensation due the recipient of the Option. In addition, Nonstatutory Stock Options may be granted at an exercise price less than Fair Market Value of the Common Stock at the time the Option is granted, provided that such grant is out of and subject to the limitations of the Special Reserve and, provided further, that in the case of an Insider, (as defined in Section 11 hereof), the exercise price shall be no less than 50% of the Fair Market Value of the Common Stock on the date the Option is granted.

        The Option agreement shall specify the exercise price and the number of shares of Common Stock to which it pertains.

        (b) Waiting Period; Exercise Dates; Term. At the time an Option is granted, the Committee will determine the terms and conditions to be satisfied before shares may be purchased, including the dates on which shares subject to the Option may first be purchased. The Committee may specify that an Option may not be exercised until the completion of the waiting period specified at the time of grant. (Any such period is referred to herein as the "waiting period.") At the time an Option is granted, the Committee shall fix the period within which such Option may be exercised, which shall not be less than the waiting period, if any, nor, in the case of an Incentive Stock Option, more than 10 years from the date of grant.

        (c) Form of Payment. The consideration to be paid for the shares of Common Stock to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (i) cash, (ii) certified or cashier's check, (iii) promissory note, (iv) other shares of Common Stock (including, in the discretion of the Committee, Restricted Stock) which (x) either have been owned by the optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the shares as to which said Option shall be exercised, (v) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price,
(vi) delivery of an irrevocable subscription agreement for the shares which obligates the option holder to take and pay for the shares not more than 12 months after the date of delivery of the subscription agreement or (vii) any combination of the foregoing methods of payment.

        (d) Effect of Termination of Employment or Death of Employee Participants. In the event that an optionee during his or her lifetime ceases to be an employee of the Company or of any Subsidiary for any reason, including retirement, any Option, including any unexercised portion thereof, which was otherwise exercisable on the date of termination of employment, shall expire within such time period as is determined by the Committee; provided, however, that in the case of an Incentive Stock Option the Option shall expire unless exercised within a period of 90 days from the date on which the optionee ceased to be an employee, but in no event after the expiration of the term of such Option as set forth in the Option agreement. If in any case the Committee shall determine that an employee shall have been discharged for Just Cause (as defined below) such employee shall not thereafter have any rights under the Plan or any Option that shall have been granted to him or her under the Plan. For purposes of this Section, "Just Cause" means the termination of employment of an employee shall have taken place as a result of
(i) willful breach or neglect of duty; (ii) failure or refusal to work or to comply with the Company's rules, policies, and practices; (iii) dishonesty;
(iv) insubordination; (v) being under the influence of drugs (except to the extent medically prescribed) or alcohol while on duty or on Company premises;
(vi) conduct endangering, or likely to endanger, the health or safety of another employee; or (vii) conviction of a felony. In the event of the death of an employee optionee, that portion of the Option which had become exercisable on the date of death shall be exercisable by his or her personal representatives, heirs, or legatees within six months or such time period as is determined by the Committee (but in the case of an Incentive Stock Option, in no event after the expiration of the term of such Option as set forth in the Option agreement.) In the event of the death of an optionee within one month after termination of employment or service, that portion of the Option which had become exercisable on the date of termination shall be exercisable by his or her personal representatives, heirs, or legatees within six months or such time period as is determined by the Committee (but in the case of an Incentive Stock Option, in no event after the expiration of the term of such Option as set forth in the Option agreement.) In the event that an optionee ceases to be an employee of the Company or of any Subsidiary for any reason, including death or retirement, prior to the lapse of the waiting period, if any, his or her Option shall terminate and be null and void.

        (e) Leave of Absence. The employment relationship shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave;
(iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days (or not more than 30 days for unpaid leave), unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing; or (iv) in the case of transfer between locations of the Company or between the Company, its Subsidiaries or its successor. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Option while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event shall an Option be exercised after the expiration of the term set forth in the Option agreement.

        (f) Acceleration of Exercisability or Waiting Period. The Committee may accelerate the earliest date on which outstanding Options (or any installments thereof) are exercisable.

        (g) Special Incentive Stock Option Provisions. In addition to the foregoing, Options granted under the Plan which are intended to be Incentive Stock Options under Section 422 of the Code shall be subject to the following terms and conditions:

             (i) Dollar Limitation. To the extent that the aggregate Fair Market Value of the shares of Common Stock with respect to which Options designated as Incentive Stock Options become exercisable for the first time by any individual during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of the preceding sentence, (i) Options shall be taken into account in the order in which they were granted and (ii) the Fair Market Value of the shares shall be determined as of the time the Option with respect to such shares is granted.

             (ii) 10% Stockholder. If any person to whom an Incentive Stock Option is to be granted pursuant to the provisions of the Plan is, on the date of grant, the owner of Common Stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

                  (A) The exercise price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the date of grant; and

                  (B) The Option shall not have a term in excess of five years from the date of grant.

        Except as modified by the preceding provisions of this Subsection 7(g) and except as otherwise required by Section 422 of the Code, all of the provisions of the Plan shall be applicable to the Incentive Stock Options granted hereunder.

        (h) Other Provisions. Each Option granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Committee.

        (i) Options to Consultants. Options granted to consultants shall not be subject to Sections 7(b) and 7(d) of the Plan, but shall have such terms and conditions pertaining to waiting period (if any), exercise date, and effect of termination of the consulting relationship as the Committee shall determine in each case.

        (j) Buyout Provisions. The Committee may at any time offer to buy out, for a payment in cash or Common Stock (including Restricted Stock), an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made. Any such offer made to an Officer or Director shall comply with the applicable provisions of Rule 16b-3. This provision is intended only to clarify the powers of the Committee and shall not in any way be deemed to create any rights on the part of optionees to receive buyout offers or payments.

        (k) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions, if any, as may be required by Rule 16b-3 to be in the written Option agreement in order to qualify for the maximum exemption from
Section 16 of the Exchange Act with respect to Plan transactions.

        (l) Limitations on Grants to Employees. Notwithstanding anything to the contrary herein, the following limitations shall apply to grants of Options:

             (i) No eligible participant shall be granted, in any fiscal year of the Company, Options to purchase more than 150,000 shares.

             (ii) In connection with his or her initial employment, an eligible participant may be granted Options to purchase up to an additional 200,000 shares which shall not count against the limit set forth in subsection (i) above.

             (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 12.

             (iv) If an Option is cancelled (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limit set forth in this paragraph 1. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     8. Stock Appreciation Rights. Stock Appreciation Rights may be granted only in connection with an Option, either concurrently with the grant of the Option or at any time thereafter during the term of the Option. The following provisions apply to such Stock Appreciation Rights.

        (a) Exercise of Right. The Stock Appreciation Right shall entitle the optionee to exercise the Right by surrendering to the Company unexercised a portion of the underlying Option as to which Optionee has a right to exercise. The Optionee shall receive in exchange from the Company an amount in cash or Common Stock equal in value to the excess of (x) the Fair Market Value on the date of exercise of the Right of the Common Stock covered by the surrendered portion of the underlying Option over (y) the exercise price of the Common Stock covered by the surrendered portion of the underlying Option, as determined in accordance with Section 7(a) above. Notwithstanding the foregoing, the Committee may place limits on the amount that may be paid upon exercise of a Stock Appreciation Right; provided, however, that such limit shall not restrict the exercisability of the underlying Option.

        (b) Option Cancelled. When a Stock Appreciation Right is exercised, the underlying Option, to the extent surrendered, shall no longer be exercisable.

        (c) Exercisability Requirement. A Stock Appreciation Right shall be exercisable only when and to the extent that the underlying Option is exercisable and shall expire no later than the date on which the underlying Option expires.

        (d) In-the-Money Requirement. A Stock Appreciation Right may only be exercised at a time when the Fair Market Value of the Common Stock covered by the underlying Option exceeds the exercise price of the Common Stock covered by the underlying Option.

        (e) Incentive Stock Option Requirements. In the event that a Stock Appreciation Right is granted that relates to an Incentive Stock Option, such Right shall contain such additional or different terms as may be necessary under applicable regulations to preserve treatment of the Incentive Stock Option as such under Section 422 of the Code.

        (f) Form of Payment. The Company's obligation arising upon the exercise of a Stock Appreciation Right may be paid currently or on a deferred basis (with such interest or earnings equivalent as may be determined by the Committee), and may be paid in Common Stock or in cash, or in any combination of Common Stock and cash, as the Committee in its sole discretion may determine. Shares of Common Stock issued upon the exercise of a Stock Appreciation Right shall be valued at the Fair Market Value of the Common Stock as of the date of exercise.

        (g) Rule 16b-3. Stock Appreciation  Rights granted to persons subject to
Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions, if any, as may be required by Rule 16b-3 to be in the written Right agreement in order to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions. Such a person may only make an election to receive cash in full or partial settlement of the Stock Appreciation Right or exercise a Stock Appreciation Right during such time or times as are permitted by paragraph (e) of Rule 16b-3 or any successor provision.


     9. Stock Purchase Rights.

        (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Committee determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that such person shall be entitled to purchase, the price to be paid, which price in the case of Insiders (as defined in Section 11) shall not be more than $0.00067 per share (the par value of the Company's Common Stock, as adjusted from time to time, and the minimum price permitted by the Delaware General Corporation Law), and the time within which such person must accept such offer, which shall in no event exceed 60 days from the date the Stock Purchase Right was granted. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Committee. Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as "Restricted Stock."

        (b) Repurchase Option. The Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse as to not more than 50% of such shares at a date not earlier than 2-1/2 years from the date of grant of the Restricted Stock and as to the remaining shares at a date not earlier than 5 years from the date of grant of the Restricted Stock. The Committee shall exercise its repurchase option in accordance with the above. Notwithstanding the foregoing, with respect to Restricted Stock granted out of and subject to the restrictions of the Special Reserve, the Committee may in its discretion exercise its repurchase option and such repurchase option shall lapse as to such shares at such a rate as the Committee may, in its discretion, determine.

        (c) Other Provisions. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

     10. Long-Term Performance Awards.

        (a) Awards. Long-Term Performance Awards are cash or stock bonus awards that may be granted either alone, in addition to or in tandem with other awards granted under the Plan and/or awards made outside of the Plan. Long-Term Performance Awards shall not require payment by the recipient of any consideration for the Long-Term Performance Award or for the shares of Common Stock covered by such award. The Committee shall determine the nature, length and starting date of any performance period (the "Performance Period") for each Long-Term Performance Award and shall determine the performance and/or employment factors to be used in the determination of the value of Long-Term Performance Awards and the extent to which such Long-Term Performance Awards have been earned. Shares issued pursuant to a Long-Term Performance Award may be made subject to various conditions, including vesting or forfeiture provisions. Long-Term Performance Awards may vary from participant to participant and between groups of participants and shall be based upon the achievement of Company, Subsidiary and/or individual performance factors or upon such other criteria as the Committee may deem appropriate. Performance Periods may overlap and participants may participate simultaneously with respect to Long-Term Performance Awards that are subject to different Performance Periods and different performance factors and criteria. Long-Term Performance Awards shall be confirmed by, and be subject to the terms of, a written Long-Term Performance Award agreement.

        (b) Value of Awards. At the beginning of each Performance Period, the Committee may determine for each Long-Term Performance Award subject to such Performance Period the range of dollar values and/or numbers of shares of Common Stock to be issued to the participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such Long-Term Performance Award are met. Such dollar values or numbers of shares of Common Stock may be fixed or may vary in accordance with such performance or other criteria as may be determined by the Committee.

        (c) Adjustment of Awards. Notwithstanding the provisions of Section 20 hereof, the Committee may, after the grant of Long-Term Performance Awards, adjust the performance factors applicable to such Long-Term Performance Awards to take into account changes in the law or in accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships.

        (d) Termination. Unless otherwise provided in the applicable Long-Term Performance Award agreement, if a participant terminates his or her employment or his or her consultancy during a Performance Period because of death or Disability, the Committee may in its discretion provide for an earlier payment in settlement of such award, which payment may be in such amount and under such terms and conditions as the Committee deems appropriate.

             Unless otherwise provided in the applicable Long-Term Performance Award agreement, if a participant terminates employment or his or her consultancy during a Performance Period for any reason other than death or Disability, then such a participant shall not be entitled to any payment with respect to the Long-Term Performance Award subject to such Performance Period, unless the Committee shall otherwise determine in its discretion.

        (e) Form of Payment. The earned portion of a Long-Term Performance Award may be paid currently or on a deferred basis (with such interest or earnings equivalent as may be determined by the Committee). Payment shall be made in the form of cash or whole shares of Common Stock, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee shall determine.

        (f) Reservation of Shares. In the event that the Committee grants a Long-Term Performance Award that is payable in cash or Common Stock, the Committee may (but need not) reserve an appropriate number of shares of Common Stock under the Plan at the time of grant of the Long-Term Performance Award. If and to the extent that the full amount reserved is not actually paid in Common Stock, the shares of Common Stock representing the portion of the reserve for that Long-Term Performance Award that is not actually issued in satisfaction of such Long-Term Performance Award shall again become available for award under the Plan. If shares of Common Stock are not reserved by the Committee at the time of grant, then (i) no shares shall be deducted from the number of shares available for grant under the Plan at that time and (ii) at the time of payment of the Long-Term Performance Award, only the number of shares actually issued to the participant shall be so deducted. If there are not a sufficient number of shares available under the Plan for issuance to a participant at the time of payment of a Long-Term Performance Award, any shortfall shall be paid by the Company in cash.

        (g) Rule 16b-3. Grants of Long-Term Performance Awards to Directors and Officers must comply with the applicable provisions of Rule 16b-3 and such Long-Term Performance Awards shall contain such additional conditions or restrictions, if any, as may be required by Rule 16b-3 to be in the written agreement relating to such LongTerm Performance Awards in order to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     11. Stock Withholding to Satisfy Withholding Tax Obligations.

        (a) Ability to Use Stock for Withholding. When a participant incurs tax liability in connection with the exercise or vesting of any Option, Right or Long-Term Performance Award, which tax liability is subject to tax withholding under applicable tax laws, and the participant is obligated to pay the Company an amount required to be withheld under applicable tax laws, the participant may satisfy the withholding tax obligation by electing to have the Company withhold from the shares to be issued that number of shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

        (b) Elections to Have Stock Withheld. All elections by participants to have shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

             (i) the  election  must be made on or prior to the  applicable  Tax
Date;

             (ii) once made, the election shall be irrevocable as to the particular shares as to which the election is made (unless otherwise permitted by applicable tax regulations under the Code);

             (iii) all elections shall be subject to the consent or disapproval of the Committee; and

             (iv) if the participant is an Officer or Director of the Company or other person whose transactions in Common Stock are subject to Section 16(b) of the Exchange Act (collectively "Insiders"), the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

        (c) Section 83(b) Election. In the event the election to have shares withheld is made by a participant, no election is filed under Section 83(b) of the Code and the Tax Date is deferred under Section 83 of the Code, the participant shall receive the full number of shares with respect to which the exercise occurs, but such participant shall be unconditionally obligated to tender back to the Company the proper number of shares on the Tax Date.

     12. Recapitalization. In the event that dividends are payable in Common Stock or in the event there are splits, subdivisions, or combinations of shares of Common Stock, the number of shares available under the Plan shall be increased or decreased proportionately, as the case may be, and the number of shares of Common Stock deliverable in connection with any Option, Right or LongTerm Performance Award theretofore granted shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price (where applicable).

     13. Reorganization. In case the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or in case the property or stock of the Company is acquired by another corporation, or in case of separation, reorganization, or liquidation of the Company, the Committee, or the board of directors of any corporation assuming the obligations of the Company hereunder, shall, as to outstanding Options, Rights or Long-Term Performance Awards either (a) make appropriate provision for the protection of any such outstanding Options, Rights or Long-Term Performance Awards by the assumption or substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated, or otherwise reorganized corporation which will be issuable in respect to the shares of Common Stock, provided that in the case of Incentive Stock Options, such assumption or substitution comply with Section 424(a) of the Code, or (b) upon written notice to the participant, provide that the Option or Right must be exercised within 30 days of the date of such notice or it will be terminated. In any such case, the Committee may, in its discretion, advance the lapse of vesting periods, waiting periods, and exercise dates.

     14. Employment or Consulting Relationship. Nothing in the Plan or any award made hereunder shall interfere with or limit in any way the right of the Company or of any Subsidiary to terminate any recipient's employment or consulting relationship at any time, with or without cause, nor confer upon any recipient any right to continue in the employ or service of the Company or any Subsidiary.

     15. General Restriction. Each award shall be subject to the requirement that, if, at any time, the Committee shall determine, in its discretion, that the listing, quotation, registration, or qualification of the shares subject to such award upon any securities exchange or quotation system or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, such award or the issue or purchase of shares thereunder, such award may not be exercised in whole or in part unless such listing, quotation, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

     16. Rights as a Stockholder. The holder of an Option, Right or Long-Term Performance Award shall have no rights as a stockholder with respect to any shares covered by such Option, Right or Long-Term Performance Award until the date of exercise. Once an Option, Right or Long-Term Performance Award is exercised by the holder thereof, the participant shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her holding is entered upon the records of the duly authorized transfer agent of the Company. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     17. Nonassignability of Awards. No awards made hereunder, including Options, Rights and Long-Term Performance Awards, shall be assignable or transferable by the recipient other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and in no event shall such awards be assigned or transferred in a manner that is inconsistent with the specific Plan provisions relating thereto. The designation of a beneficiary by a participant does not constitute a transfer. During the life of the recipient, an Option, Right or Long-Term Performance Award shall be exercisable only by him or her or by a transferee permitted by this Section 17.

     18. Withholding Taxes. Whenever, under the Plan, shares are to be issued in satisfaction of Options, Rights or Long-Term Performance Awards granted hereunder, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Whenever, under the Plan, payments are to be made to participants in cash, such payments shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

     19. Nonexclusivity of the Plan. Neither the adoption or amendment of the Plan by the Board, the submission of the Plan or any amendments thereto to the stockholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board or the Committee to adopt and implement such additional compensation arrangements as it may deem desirable, including, without limitation, the awarding of cash or the granting of stock options, stock appreciation rights, stock purchase rights or long-term performance awards outside of the Plan, and such arrangements may be either generally applicable to a class of employees or consultants or applicable only in specified cases.

     20. Amendment, Suspension, or Termination of the Plan. The Board may at any time amend, alter, suspend, or terminate the Plan, but no amendment, alteration, suspension, or termination shall be made which would impair the rights of any grantee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or under Section 422 of the Code (or any other Applicable Law), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as is required by such Applicable Law.

     21. Effective Date of the Plan. The Plan shall become effective upon approval of the Board and shall be subject to stockholder approval within 12 months of adoption by the Board. Options, Rights and Long-Term Performance Awards may be granted and exercised under the Plan only after there has been compliance with all applicable federal and state securities laws.

                             SUN MICROSYSTEMS, INC.
                        SECTION 162(m) EXECUTIVE OFFICER
                          PERFORMANCE-BASED BONUS PLAN
                          (as adopted August 9, 1995)


        1.  PURPOSE

            The purpose of this Plan is to motivate eligible executives to achieve financial performance objectives of Sun Microsystems, Inc. (the "Company") and to reward them when those objectives are met. The Plan is designed to reinforce desired management behaviors, such as leadership, teamwork, customer focus, planning and management. The Plan is also designed to ensure that the annual bonus paid hereunder to such executive officers of the Company is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder (the"Code").


        2.  COVERED INDIVIDUALS

            The individuals entitled to bonus payments hereunder shall be certain of the Company's executive officers as determined by the Committee at the beginning of each fiscal year.


        3.  THE COMMITTEE

            The Committee shall consist of at least two outside directors of the Company that satisfy the requirements of Code Section 162(m). The Committee shall have the sole discretion and authority to administer and interpret the Plan in accordance with Code Section 162(m).


       4.  AMOUNT OF BONUS

            Annual bonus payments are made in cash. The Committee shall determine a dollar-denominated target award opportunity for each participant based on the participant's salary and level of responsibility. Prior to the beginning of the applicable fiscal year (or prior to such other date as may be permitted under Code Section 162(m)), the Committee will approve corporate, financial and business performance measures for such fiscal year consistent with the Company's annual business plan. The Committee shall base its performance measures and targets on one or more of various financial metrics, including earnings per share, revenue, operating income, profitability, return on assets (including return on assets before interest and taxes, asset turns and inventory turns). In addition, the Committee may also base certain performance measures on customer quality and satisfaction indices and metrics; market share criteria; product development, introduction and volume criteria; internal operational criteria and management objectives. All of these performance measures are designed to relate directly to value creation, profitability and growth. For example, the target awards and performance measures set for participants hereunder with respect to FY96, shall be the same as those set forth in the Company's FY96 Executive Bonus Plan, applicable to other executive officers, not otherwise covered hereunder. No bonus amount in excess of $5,000,000 will be paid to any executive officer participant in any fiscal year. The Committee may also reduce an individual's maximum bonus award calculated in accordance with the Committee's approved performance criteria, as described above, in its sole discretion. The bonus payable hereunder shall be in lieu of any bonus payable under any other of the Company's Executive Bonus Plans.

      5.    PAYMENT OF BOUNUS

            The payment of a given year's bonus requires that the executive officer be on the Company's payroll as of June 30 of the bonus year (fiscal year end). The Committee may make exceptions to this requirement in the case of retirement, death or disability, as determined by the Committee in its sole discretion. No bonus shall be paid unless and until the Committee certifies in writing that the performance goals of this Plan are satisfied.

      6.    ELIGIBLE WAGES

            Eligible wages to determine participant's salary (and therefore, participant's target award) are equal to an employee's base salary prorated by the number of days during which they earn that salary in the applicable executive position. If participants receive an increase during the year, this is prorated and included in their eligible wages. Eligible wages do not include relocation allowances and reimbursements, tuition reimbursements, car/transportation allowances, expatriate allowances, disability payments, and other bonuses paid during the fiscal year.

      7.    GENERAL

            The establishment of the Plan shall not confer any legal rights upon any employee or other person for a continuation of employment, nor shall it interfere with the rights of the Company to discharge any employee and treat him or her without regard to the effect which that treatment might have upon him or her as a participant in the Plan. The laws of the State of California will govern any legal dispute involving the Plan.

      8.    AMENDMENT AND TERMINATION

            The Committee reserves the right to amend or terminate this Plan at any time with respect to future services of covered individuals. Plan amendments will require stockholder approval only to the extent required by applicable law.